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                                                               Exhibit 10(c)(xi)

                   EMPLOYEES' CASH BALANCE RETIREMENT PLAN OF
                             THE TURNER CORPORATION
                                  INTRODUCTION

            The Employees' Cash Balance Retirement Plan of The Turner Corporation, formerly the "Employees' Retirement Plan of The Turner Corporation," was established effective as of January 1, 1948, and has been amended from time to time thereafter.

            As set forth in the Plan, effective April 1, 1991 the Plan was curtailed for accounting purposes and all benefits under the Plan ceased to accrue. All benefits accrued before that date are referred to as "Old Plan Benefits." Retirement benefits for eligible employees for the period commencing April 1, 1991 will be provided under a separate defined contribution plan known as the Employees' Retirement Income Plan of The Turner Corporation. Contributions under the Retirement Income Plan will cease for service after 1993. Turner has amended and restated this Plan as set forth herein, effective January 1, 1994 and subject to the receipt of a favorable determination letter from the Internal Revenue Service, to provide for certain benefits for eligible employees in respect of service after 1993. Such benefits are referred to as "Cash Balance Benefits." All assets of the Plan shall be available to pay Old Plan Benefits and Cash Balance Benefits, and the Plan shall be considered a single plan within the meaning of section 414(l) of the Code.

            If a person retired or terminated employment prior to the effective date of any amendment to the Plan, his membership in the Plan and the benefits payable on his account shall be governed by the applicable provisions of the Plan as in effect on the date of his retirement or termination of employment, except to the extent the provisions of the Plan specifically provide otherwise (or as otherwise required by law).

            Effective January 1, 1994, the Plan has been amended to provide for the payment of health benefits as provided in Appendix G to the Plan.

SECTION 1. DEFINITIONS

            The following words and phrases shall have the following meanings, unless a different meaning is plainly required by the context:

            1.1 "Accrued Benefit" shall mean, for any Member as of any date of determination on or after January 1, 1994, the sum of the Old Plan Benefit and the Cash Balance Benefit.

            The Old Plan Benefit determines the benefit in respect of Credited Service before April 1, 1991, and is the sum of (a) and (b), where (a) is the normal Retirement Allowance computed under Section 4.1(b)(i) and 4.1(b)(ii) on the basis of the Member's Final Average Salary at such date of determination (but not beyond March 31, 1991) and the Credited Service the Member would have if he continued as an Employee uninterrupted until his Normal Retirement Date; multiplied by a fraction, the numerator of which is the Member's Credited Service as of the date of determination (but not beyond March 31, 1991) and the denominator of which is the Credited Service the Member would have if he continued as an Employee uninterrupted until his Normal Retirement Date, and (b) is the amount of the Member's supplemental retirement benefit, if any, as specified in Appendix F.

            The Cash Balance Benefit determines the benefit in respect of Credited Service on and after January 1, 1994 and is determined in accordance with Section 1.6.

            As of any date prior to January 1, 1994 the Accrued Benefit shall be determined on the basis of the benefit formula in effect on the date of determination.

            1.2 "Affiliate" shall mean any corporation or trade or business that, together with the Company, is treated as a single employer under the first sentence of section 414(b) or under section 414(c) or 414(m) of the Code and any other entity required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code.
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            1.3 "Benefit Commencement Date" shall mean the first date as of which a member's benefit under the Plan is paid.

            1.4 "Board of Directors" shall mean the Board of Directors of The Turner Corporation.

            1.5 "Cash Balance Account" shall mean the bookkeeping account established for certain Members, in respect of Credited Service after December 31, 1993, in accordance with Section 4.1(c).

            1.6 "Cash Balance Benefits" shall mean benefits payable under the Plan attributed to a Member's Cash Balance Account which account shall be converted into benefits on the basis of the actuarial factors described in Section B.6 of Appendix B.

            1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended.

            1.8 "Committee" shall mean the Committee designated pursuant to
Section 6.1 hereof.

            1.9 "Company," collectively or individually as the context may indicate, shall mean The Turner Corporation, Turner Construction Company, their successors and any other corporations or entities which may be authorized from time to time by the Board of Directors to participate in, and which adopt, the Plan. The Board of Directors and the board of directors or other governing body of each such other corporation or entity shall establish the terms and conditions on which such corporation or entity and its employees shall participate.

            1.10 "Credited Service" shall mean the period of employment specified in Section 3.

            1.11 "Distributee" means, effective January 1, 1993, an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

            1.12 "Direct Rollover" means, effective January 1, 1993, a payment by the Plan to the Eligible Retirement Plan specified by a Distributee.

            1.13 "Early Retirement Date" shall mean the first day of the month coincident with or next following the date on which the Member is at least age 55 and has completed at least 15 Years of Service.

            1.14 "Earnings Credit" shall be applicable to Cash Balance Benefits and shall mean the annual rate of earnings credited to a Member's Cash Balance Account, with respect to each Plan Year. The Earnings Credit shall consist of a guaranteed minimum rate of 4.5% per annum plus, if applicable, a supplemental rate. For Employees who were Members both at the beginning and end of each Plan Year and continuously throughout such Plan Year, the guaranteed rate of 4.5% shall be applied in full, both on the Member's Cash Balance Account as of the beginning of the Plan Year and on the Pay-Based Credit made with respect to such Member for such Plan Year. For Employees who are Members for a fractional period during such Plan Year, either because of their joining the Plan after the beginning of the Plan Year or taking a distribution of their Cash Balance Account during the Plan Year, including by virtue of the election of an annuity form of payment, the guaranteed rate of 4.5% shall be applied proportionally, on a compound-interest basis, reflecting the period during the Plan Year of such membership.

            The supplemental rate, if any, will be applied to all Members who have a Cash Balance Account and have not reached their Benefit Commencement Date, as of the end of the Plan Year for which the supplemental rate is calculated. Such rate will be calculated first in the aggregate for all such Members, in accordance with Appendix A1 hereto.

            The aggregate supplemental amount determined pursuant to the preceding paragraph (if any) applicable to the Cash Balance Account shall be allocated among all Members as of the end of a Plan Year for whom such allocation is applicable, as shown in Appendix A2 hereto.


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            1.15 "Eligible Retirement Plan" means, effective January 1, 1993,
(i) an individual retirement account described in Section 404(a) of the Code,
(ii) an individual retirement annuity described in Section 408(b) of the Code,
(iii) an annuity plan described in Section 403(a) of the Code, or (iv) to the extent provided by Section 401(a)(31)(D) of the Code, a qualified trust described in Section 401(a) of the Code, that accepts a Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity only.

            1.16 "Eligible Rollover Distribution" means, effective January 1, 1993, a distribution of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more, (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

            1.17 "Employee" shall mean a person who is a salaried employee of the Company, who is paid on a semi-monthly or monthly basis, and who is not covered by a collective bargaining agreement (unless the agreement provides otherwise).

            1.18 "Equivalent Actuarial Value" or "Actuarial Equivalent" shall mean equivalent value determined on the basis of the applicable factors set forth in Appendix B.

            1.19 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            1.20 "Final Average Salary" relates to the Old Plan Benefit and shall mean twelve times the Member's highest average monthly Salary during any 60 consecutive months within the last 120 months prior to April 1, 1991, his retirement, or termination of employment, whichever occurs first, in respect of which he received a Salary or during all months in respect of which he received a Salary if less than 60 months. If, in any period included in the computation of Final Average Salary, the Member has completed less than the normal number of hours for a full time Employee, his Salary shall be adjusted to a full time basis for the purposes of such computation.

            1.21 "Hour of Service" shall mean an hour (a) for which an Employee is directly or indirectly paid, or entitled to payment, by the Company for the performance of duties, (b) during any period for which an Employee is directly or indirectly paid, or entitled to payment, by the Company for reasons (such as vacation, sickness or disability) other than the performance of duties, or (c) during any period of military service for which Credited Service is granted under Section 3.3 below. The number of Hours of Service to be credited to an Employee for the performance of duties shall be ascertained from the appropriate records of the Company, and the number of Hours of Service to be credited for non-work periods shall be based upon the Employee's customarily scheduled working hours immediately prior to the absence, except that Employees whose hours of employment are not required to be counted or recorded by any Federal law (other than ERISA) shall be credited with such Hours of Service for employment or non-work periods as the Committee shall determine to be appropriate and not inconsistent with ERISA.

            An Employee shall be considered to be entitled to payment for any hour during any of the periods described above in respect of which back pay is either awarded or agreed to by the Company (irrespective of mitigation of damages).

            Hours of Service shall be computed and credited in accordance with section 2530.200b-2(b) and (c) of the Department of Labor regulations, which are incorporated herein by this reference thereto, with no duplication of credit.

            1.22 "Investment Manager" shall mean the person appointed pursuant to Section 6.11 to direct the investment and management of the Plan assets held under the Trust Agreement.


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            1.23 "Member" shall mean any person included in the membership of the Plan as provided in Section 2.

            1.24 "Normal Retirement Date" shall mean the first day of the month coincident with or next following the later of (a) the date on which a Member's 65th birthday occurs or (b) in the case of a Member whose Plan membership commences after age 60, the fifth anniversary of the date his Plan membership commenced; provided, however, that a Member's retirement benefit under the Plan shall be fully vested and nonforfeitable and shall be determined under Section
4.1 (as if the date of his termination were his Normal Retirement Date), if he terminates employment after attainment of age 65 (or in the case of a Member whose Plan membership commences after age 60, the fifth anniversary of the date his Plan membership commenced) but before his Normal Retirement Date.

            Notwithstanding the preceding sentence, in the case of any Member whose Plan membership commenced prior to January 1, 1988, "Normal Retirement Date" shall mean the first day of the month next following the month in which a Member's 65th birthday occurs or a Member's 65th birthday if it occurs on the first day of the month; provided, however, that a Member's retirement benefit under the Plan shall be fully vested and nonforfeitable upon attainment of his 65th birthday (if he is then employed by the Company).

            1.25 "Old Plan Benefit" shall mean the normal Retirement Allowance described under Section 1.1(a) and Section 1.1(b).

            1.26 "Plan" shall mean the Employees' Cash Balance Retirement Plan of The Turner Corporation (formerly known as the "Employees' Retirement Plan of The Turner Corporation") herein set forth effective January 1, 1994 and as amended from time to time thereafter.

            1.27 "Plan Year" shall mean the calendar year (January 1 through December 31).

            1.28 "Retirement Allowance" shall mean the amount payable to a Member and his beneficiary, if any, under the Plan.

            1.29 "Salary" shall mean a Member's regular salary as an Employee, plus all amounts that would have been paid as regular salary had the Member not elected a reduction in salary under a plan qualifying under sections 401(k), 125, 402(a)(8), 402(h)(1)(B) or 403(b) of the Code, but shall not include commissions, overtime or severance pay, bonuses, shift differentials, relocation allowances, mortgage interest differentials paid in connection with relocations, geographic differentials, expense reimbursements, tax "gross-ups", life insurance premiums, jury duty pay or military service pay received from other than the Company, tuition reimbursements, the value of long-term incentive awards or any sums received by an Employee under a profit sharing or any other employee benefit plan including the Plan. As of January 1 of each calendar year beginning on or after January 1, 1988, the applicable limitation as set forth in section 401(a)(17) of the Code or as determined by the Commissioner of Internal Revenue for that calendar year pursuant to such section shall become effective as the maximum Salary to be taken into account for Plan purposes, provided that the imposition of this limitation on Salary shall not reduce a Member's previous Accrued Benefit.

            1.30 "Social Security Integration Level" relates to the Old Plan Benefit and shall mean, with respect to a Member for a calendar year, the average (without indexing) of the Taxable Wage Base in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Member attains (or will attain) his Social Security Retirement Age. In determining a Member's Social Security Integration Level for a calendar year, the Taxable Wage Base for the current calendar year and any subsequent calendar year shall be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the calendar year for which the determination is being made. A Member's Social Security Integration Level for a calendar year after the 35-year period described in this Section 1.30 is the Member's Social Security Integration Level for the calendar year during which the Member attained Social Security Retirement Age. A Member's Social Security Integration Level for a calendar year before the 35-year period described in this Section 1.30 is the Taxable Wage Base in effect as of the beginning of the calendar year. The Member's Social Security Integration Level shall be recomputed with respect to each calendar year.


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            1.31 "Social Security Retirement Age" relates to the Old Plan
Benefit and shall mean age 65 with respect to a Member who was born before January 1, 1938; age 66 with respect to a Member who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Member who was born after December 31, 1954.

            1.32 "Statutory Joint and Survivor Annuity" shall mean the form of payment described in Section 4.6(a).

            1.33 "Supplementary Allowance" shall mean an additional amount paid with respect to an Old Plan Benefit only, that is equal to the amount which shall be sufficient to raise the disability Retirement Allowance with regard to the Old Plan Benefit determined in Section 4.5(b)(i) to 1-1/2% of the Member's Final Average Salary multiplied by the Member's years of Credited Service at the time of disability retirement, but not in excess of 40 such years; such Supplementary Allowance to continue until such time as the Member is eligible for a disability benefit under Title II of the Social Security Act or reaches age 65, whichever is earlier.

            1.34 "Taxable Wage Base" shall mean for each calendar year the maximum amount of an individual's annual earnings subject to tax under the provisions of the Federal Insurance Contributions Act as from time to time in effect.

            1.35 "Trust Agreement" shall mean the agreement established pursuant to the Plan and described in Section 7, as the same may be amended from time to time.

            1.36 "Trustee" shall mean the Trustee under the Trust Agreement, or any successor trustee.

            1.37 "Year of Service" shall mean a calendar year during which an Employee has at least 1,000 Hours of Service.

            1.38 The masculine pronoun whenever used shall include the feminine pronoun and the singular shall include the plural where the context requires it.

SECTION 2. MEMBERSHIP

            2.1 Every person who was a Member of the Plan on December 31, 1993 shall continue to be a Member.

            2.2 An Employee hired after March 1, 1991 shall become a Member and shall be entitled to a Cash Balance Benefit only if the Employee is credited with an Hour of Service on or after January 1, 1994. Such an Employee shall become a Member as of the first day of the first calendar month, on or after January 1, 1994, following the later of (a) the last day of (i) the twelve-consecutive-month period beginning on the Employee's first day of employment, if the Employee has at least 1,000 Hours of Service during such period, or, if the Employee does not have at least 1,000 Hours of Service during such period, (ii) a calendar year (beginning after the first day of employment) during which the Employee has 1,000 Hours of Service, and (b) the date the Employee attains age 21.

            2.3 For the purpose of determining eligibility for membership, a termination of employment and reemployment of an Employee who has not become a Member shall be disregarded and all pre-termination Hours of Service shall be credited.

            2.4 A Member in the Plan shall continue as such until such time as no further benefits are payable to him or on his account under the Plan, or until his employment has terminated without his having any rights to benefits under the Plan.

            2.5 If a person is reemployed as an Employee after a termination of his membership, he shall be reinstated as a Member on the first day of the month following the date of his reemployment.


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

SECTION 3. CREDITED SERVICE

            3.1 In the case of an Employee who is credited with at least one Hour of Service in a Plan Year beginning on or after January 1, 1988, service credited under the Plan shall include all full calendar months of employment as an Employee without regard to the Employee's Normal Retirement Date. For purposes of benefit computation, the years of Credited Service of a full time Employee shall be the number of whole years, and fractions thereof, equal to one-twelfth of the number of full calendar months of his Credited Service. Notwithstanding the foregoing, effective September 1, 1993, with respect to (and only with respect to) Employees with an Hour of Service on or after such date, the Credited Service of a Member who was a foreman for the Company prior to becoming a Member and who terminates service with the Company on or after such date, shall include Credited Service with respect to service (i) which the Member would have been credited but for the Employee's prior coverage by a collective bargaining agreement that does not provide for participation in the Plan and (ii) was taken into account under another retirement plan or plans maintained by the Company which provided for the participation of employees covered by a collective bargaining agreement (each, a "Predecessor Union Plan"); provided, however, that notwithstanding any other provision of the Plan, the Accrued Benefit shall be offset by the benefits accrued under any Predecessor Union Plan.

            3.2 For purposes of determining the Old Plan Benefit of any Employee who is not employed on a full time, permanent basis, (i) service shall be credited in a calendar year only if the Employee has 1,000 Hours of Service in such year and (ii) in the case of any such Employee who renders at least 1,000 Hours of Service during a calendar year, Credited Service for the year shall be based on the ratio (but not greater than 1.0) that his actual Hours of Service in the year bear to the Hours of Service of a full time Employee. For purposes of determining the Cash Balance Benefit of any Employee who is not employed on a full time, permanent basis, the years of Credited Service shall be the number of whole years, and fractions thereof, equal to one-twelfth of the number of full calendar months of employment as an Employee.

            3.3 In addition to credit granted under the foregoing provisions of this Section 3, effective with respect to persons who are Employees on or after January 1, 1976 or who are former Employees who are retired and in receipt of benefits or who are entitled to a vested benefit on such date, periods of military service in the armed forces of the United States shall be treated as Credited Service to the extent required by applicable law; provided, however, that if an Employee resumes employment with the Company prior to January 1, 1978 and he is not entitled under law to credit for his prior military service solely because the period of his military service exceeded the maximum time limitations imposed by law, such Employee shall be granted Credited Service for the portion of his prior military service that is not in excess of such maximum time limitations.

SECTION 4. BENEFITS

                           NORMAL RETIREMENT ALLOWANCE

            4.1 (a) A Member who retires on his Normal Retirement Date shall receive his Accrued Benefit as a normal Retirement Allowance as of such date determined in accordance with Section 1.1 and the benefit formulas below.
Section 4.1(b) and 1.1 state the Old Plan Benefit applicable for Credited Service before April 1, 1991. No benefit shall be accrued under the Plan for Credited Service after March 31, 1991 and before January 1, 1994. Section 4.1(c) states the Cash Balance Benefit applicable for Credited Service after December 31, 1993.

                  (b) Old Plan Benefit for Credited Service Before April 1, 1991. Effective January 1, 1989, the annual normal Retirement Allowance for any Member in respect of Credited Service before April 1, 1991 shall be the sum of (i) and (ii), but in no event less than the minimum benefit under (iii), if applicable, determined as follows:

                        (i) For Credited Service not exceeding 35 years 1% of
            the Member's Final Average Salary determined as of March 31, 1991, plus 1/2 of 1% of that portion of his Final Average Salary determined as of March 31, 1991 in excess of the Social Security Integration Level determined as of March31, 1991, the sum multiplied by the Member's number of years of Credited Service before April 1, 1991 (not in excess of 35); plus


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

                        (ii) For Credited Service in excess of 35 years 1-1/2%
            of the Member's Final Average Salary determined as of March31, 1991 multiplied by the number of the Member's years of Credited Service before April 1, 1991 in excess of 35, but not to exceed 5 years.

                        (iii) Minimum Benefit. The Retirement Allowance
            calculated above shall never be less than the Retirement Allowance based on the Member's Credited Service and Salary through December 31, 1988, calculated under the provisions of Section 4.1(b) of the Plan as in effect on December 31, 1988.

            In the case of any Member whose retirement date, disability retirement date, date of death (while employed) or other termination date is on or after January 1, 1977 and before January1, 1989, the annual normal Retirement Allowance shall be the greater of:

                        (i) 1% of the Member's Final Average Salary multiplied
            by the Member's years of Credited Service, but not in excess of 40 such years, plus .5% of the excess of such Final Average Salary over the Applicable Social Security Wage Base in respect of each of the first 40 years of Credited Service, and

                        (ii) the Member's allowance under the Plan, based on his
            service and compensation through December 31, 1976, computed in accordance with the Plan as in effect on that date.

                        The Applicable Social Security Wage Base shall be the
            maximum annual taxable wage base applicable under the Social Security Act except that for periods ending prior to January1, 1977, the Applicable Social Security Wage Base shall be deemed to be $8,000.

            (c) Cash Balance Benefits for Credited Service On and After January 1, 1994. The Accrued Benefit for any Member in respect of Credited Service on and after January 1, 1994 shall be the Cash Balance Account established for such Member. Credits shall be made to the Cash Balance Account of a Member pursuant to this Section 4.1(c). Cash Balance Accounts shall be bookkeeping accounts, and neither the maintenance of, nor the crediting of amounts to, such Accounts shall be treated as (i) the allocation of assets of the Plan to, or a segregation of such assets in, any such Account, or (ii) otherwise creating a right in any person to receive specific assets of the Plan. Benefits provided under this
Section 4.1(c) shall be paid in the amounts, in the forms, and at the times provided under the terms of the Plan.

            Pay-Based Credits to Cash Balance Accounts. Each Member's Cash Balance Account shall be credited with an amount determined under (i) or
      (ii) below:

                  (i) New Members. The Cash Balance Account of each Member with no Hour of Service credited before April 1, 1991 shall be credited at the end of each Plan Year or, if earlier, on a Member's Benefit Commencement Date, during which the Member was an Employee on or after January 1, 1994 with an amount equal to:

                        (A)   4% of Salary up to the Taxable Wage Base, plus

                        (B)   7% of Salary in excess of the Taxable Wage Base.

                  (ii) Members Hired Before April 1, 1991. The Cash Balance Account of each Member credited with an Hour of Service before April 1, 1991 shall be credited at the end of each Plan Year or, if earlier, on the Member's Benefit Commencement Date, with a percentage of Salary for such Plan Year determined under the following schedule based on such Member's attained age and completed years of Credited Service as of the end of the Plan Year:


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

                              Completed Years of Credited Service
                --------------------------------------------------------------
    Age           1 - 9         10 - 19        20 - 29      30 - 34        35+
----------      ---------      ---------      ---------    ---------    ------
24 or less        4.00%

  25 - 34         4.75%          5.25%

  35 - 44         5.25%          6.50%           7.25%

  45 - 54         5.75%          7.25%           9.00%       10.00%      10.00%

  55 - 59         6.50%          8.00%          10.00%       12.50%      12.50%

60 or more        6.50%          9.00%          11.00%       12.50%      12.50%

                        Notwithstanding the foregoing, an Employee who is not
            employed in a full time permanent basis during a Plan Year shall be eligible to receive a pay-based credit for any such Plan Year only if the Employee has at least 1,000 Hours of Service during the Plan Year.

                        Earnings-Based Credits to Accounts. At the end of each
            Plan Year and until the last day of the month preceding the Benefit Commencement Date, if earlier, of a Member, the Cash Balance Account of each Member shall be increased by an amount determined by multiplying the Cash Balance Account as of the end of such Plan Year by the Earnings Credit for such Plan Year.

                  (d) The distribution rules of Code section 401(a)(9), the regulations thereunder and all applicable grandfather provisions are hereby incorporated by reference.

                         POSTPONED RETIREMENT ALLOWANCE

            4.2 (a) A Member who remains in the employment of the Company beyond his Normal Retirement Date shall be eligible for a postponed Retirement Allowance.

                  (b) The postponed Retirement Allowance shall commence on the first day of the calendar month next following receipt by the Committee of written application to receive such benefits; provided, however, that to the extent required by section 401(a)(9) of the Code, payments hereunder must commence on or before the April 1 of the calendar year next following the calendar year in which the Member reaches age 70-1/2, without regard to whether the Member's employment has terminated.

                  The postponed Retirement Allowance shall be equal to the Member's Accrued Benefit, computed as of the Member's postponed retirement date; provided, however, that in the case of a member whose employment after his Normal Retirement Date is not substantial, such allowance shall not be less than the allowance that the Member would have received under
      Section 4.1 if he had retired on his Normal Retirement Date, actuarially increased to reflect the deferred commencement of his allowance for each month during which his employment is not substantial. For purposes of this paragraph, a Member's employment will be considered to be substantial for any month only if he renders 40 or more Hours of Service in such month. Each Member who is considered to continue substantial employment with the Company after his Normal Retirement Date shall receive a notice containing the information described in Section 4.10. Such notice shall be furnished to the Member during the calendar month in which his employment ceases to be substantial.

                  In any case where payments are made to a Member while he continues to accrue benefits under the Plan, the amount of his allowance shall be recalculated as of each January 1 thereafter to reflect an allowance in accordance with Section 4.1(b) taking into account all of the Member's Years of Service, reduced (but not below the Member's normal retirement benefit for the prior Plan Year) by the value of total benefit distributions made to the Member by the close of the prior Plan Year.


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

                           EARLY RETIREMENT ALLOWANCE

            4.3 (a) A Member who has not reached his Normal Retirement Date but who has reached his Early Retirement Date may retire on an early Retirement Allowance, such retirement to take effect on the first day of a calendar month not earlier than the month next following receipt by the Committee of written application therefor made by the Member.

                  (b) The early Retirement Allowance shall be:

                        (i) An allowance deferred to commence as of the Member's
            Normal Retirement Date which shall be equal to the Member's Old Plan Benefit computed as of the effective date of the Member's early retirement plus the Member's Cash Balance Benefit calculated as of such Normal Retirement Date; or at the election of the Member,

                        (ii) An allowance commencing as of the first day of the
            month following the effective date of his early retirement or as of some other date (which shall be the first day of a month) between such date and his Normal Retirement Date, provided the Benefit Commencement Date shall not be earlier than the month next following receipt by the Committee of the Member's written application therefor. The allowance commencing at a date earlier than Normal Retirement Date shall be equal to the Old Plan Benefit computed as provided in clause (i) above, reduced by (A) 5/9% for each of the first 60 months and (B) 5/18% for each additional month, by which the allowance commencement date precedes Normal Retirement Date plus the Cash Balance Benefit as of the effective date of early retirement.

                  DEFERRED VESTED RETIREMENT ALLOWANCE

            4.4 (a) For purposes of the Old Plan Benefit and the Cash Balance Benefit, a Member who, for reasons other than retirement, terminates service prior to completion of at least 5 Years of Service shall not be entitled to any Plan benefit; provided, however, that the Cash Balance Benefit of a Member who dies while employed by the Company prior to completion of 5 Years of Service shall be fully vested upon such death. A Member who has completed 5 Years of Service and who, for reasons other than retirement, terminates service, shall be eligible for a deferred vested Retirement Allowance.

                  (b) The deferred vested Retirement Allowance shall be a deferred allowance commencing on the Member's Normal Retirement Date and shall be equal to the Member's Old Plan Benefit computed as of the Member's date of termination plus the Member's Cash Balance Benefit calculated as of Normal Retirement Date provided that, if, on the date of his termination, the Member has completed 15 Years of Service, he may elect at any time after his attainment of age 55 and prior to age 65 to have his deferred vested Retirement Allowance commence as of the first day of the calendar month next following receipt by the Committee of his application therefor in a reduced amount determined in accordance with the provisions of Section 4.3(b) in effect at the date of termination. Notwithstanding any other provision of the Plan to the contrary, a Member may elect, subject to the rules under Section 4.6(a) regarding waiver of the Statutory Joint and Survivor Annuity (unless inapplicable by virtue of Section 4.7(c)), to have the portion of his deferred vested Retirement Allowance attributable to his Cash Balance Benefit paid to him at any time after his termination of service.

                        DISABILITY RETIREMENT ALLOWANCE

            4.5 (a) A Member who is employed and who has not reached his Normal Retirement Date but who has completed 15 Years of Service may be retired from service on a disability Retirement Allowance on the first day of a calendar month not earlier than the month next following receipt by the Committee of written application therefor made by the Member or by the Company, provided a physician or physicians designated by the Committee shall certify, and the Committee shall find, that such Member is totally incapacitated, mentally or physically, for the further performance of duty, that such incapacity is likely to be permanent, and that such Member should be retired.

                  (b) The annual disability Retirement Allowance shall consist of:

                        (i) a Retirement Allowance equal to the Member's Accrued
            Benefit computed as of the time of disability retirement; plus

                        (ii) a Supplementary Allowance.

                  (c) Once each year the Committee may require any Member receiving a disability Retirement Allowance who has not reached his Normal Retirement Date to undergo a medical examination by a physician or physicians designated by the Committee, such examination to be made at the place of residence of such Member or other place mutually agreed upon. Should any such Member refuse to submit to such medical examination, his disability Retirement Allowance shall be discontinued until his withdrawal of such refusal, and should his refusal continue for a year all rights in and to the disability Retirement Allowance shall cease. If the Committee finds from such medical examination or otherwise that the disability of a Member receiving a disability Retirement Allowance who has not reached his Normal Retirement Date has been removed and that he has regained earning capacity, in whole or in part, his disability Retirement Allowance may, under uniform rules applicable to all Members in similar situations, be discontinued or reduced proportionately until he reaches his Normal Retirement Date; provided that he shall be entitled to have his original disability Retirement Allowance restored in whole or in part prior to his Normal Retirement Date if, on the basis of a medical examination by a physician or physicians designated by the Committee, the Committee finds that he has again lost earning capacity because of the same disability. In the event that such Member's disability Retirement Allowance is discontinued as herein provided and he is not restored to service as an Employee, he shall be entitled to a deferred vested Retirement Allowance payable in accordance with Section 4.2 or 4.4 and computed on the basis of his Final Average Salary and Credited Service at the time of his disability retirement.

                  (d) For the purpose of this Section 4.5, incapacity, disability and loss of earning capacity shall mean inability to engage in any gainful employment offered him by the Company. If a Member has been determined to be incapacitated and thereafter is employed by any other person in any capacity, he shall be deemed to have regained earning capacity as of the commencement of such employment.

                  NORMAL FORMS OF RETIREMENT ALLOWANCE

            4.6 (a) If a Member is married on his Benefit Commencement Date (disregarding payments of a Supplementary Allowance), and if he has not waived the Statutory Joint and Survivor Annuity (with the consent of his spouse) as described below and elected one of the optional forms of benefit described in
Section 4.7, the Retirement Allowance payable shall be of Equivalent Actuarial Value to a benefit computed pursuant to Section 4.1(b) and (c), 4.2(b), 4.3(b), 4.5(b)(i) or 16.1, as the case may be, and shall be payable during the Member's life, with the provision that after his death an allowance at one-half the rate of the benefit payable to the Member shall be paid during the life of, and to, his spouse on his Benefit Commencement Date (the "Statutory Joint and Survivor Annuity").

                  Any death benefit payable under the Statutory Joint and Survivor Annuity shall be paid to the person to whom the Member is married on the Member's Benefit Commencement Date, notwithstanding a change in marital status that may occur thereafter.

                  In connection with the commencement of a Retirement Allowance, each Member shall file a written statement with the Committee indicating whether he is married (and shall notify the Committee of any subsequent change in his marital status occurring on or before his Benefit Commencement Date). The Committee may delay the commencement of the Retirement Allowance of a Member or any other person until such Member or other person shall have furnished the Committee with such information as the Committee may deem appropriate to administer the Plan, including such information as the Committee may require to administer provisions relating to the Statutory Joint and Survivor Annuity and pre-retirement spouse's annuity benefits.

                  A Member may waive the Statutory Joint and Survivor Annuity by filing with the Committee a written notice to that effect (and effectively electing one of the optional forms of Retirement Allowances described in
      Section 4.7) within the 90-day period preceding his Benefit Commencement Date. Any waiver of the Statutory Joint and Survivor Annuity filed by a Member shall be effective only if accompanied by the written consent of the Member's spouse and such consent explicitly acknowledges the effect of such waiver (including acknowledgment of the form of allowance that will be applicable and the identity of the person designated to receive any amounts due under such form of allowance on the death of the Member) and is witnessed by a notary public; provided, however, that no such consent shall be necessary if either (i) the alternative form of payment elected provides that after the Member's death, his surviving spouse is to receive an allowance equal to at least the 50% allowance payable under the Statutory Joint and Survivor Annuity, (ii) the Member establishes to the satisfaction of the Committee that such written consent may not be obtained because such spouse could not be located, (iii) the Member is legally separated from his spouse or has been abandoned (within the meaning of local law) by his spouse and has a court order to such effect, unless a qualified domestic relations order provides otherwise, or (iv) because of any such other circumstances as may be prescribed in Treasury Regulations. If the Member's spouse is legally incompetent to give consent, the spouse's legal guardian (who may be the Member) may give the consent.

                  If any payment is made under the Plan in reasonable reliance on (1) a written statement by the Member that he was unmarried, (2) a spousal consent that on its face conformed to the requirements set forth above, (3) evidence establishing to the Committee's satisfaction that a Member's spouse could not be located, or (4) evidence that the Member is legally separated from his spouse or has been abandoned by his spouse (and a court order to such effect) the Plan's liability for such payment shall be satisfied to the extent of such payment (and the Plan shall have no liability to any spouse to such extent). Any subsequent change (by a Member who has previously filed a waiver) in his form of Retirement Allowance (other than a reinstatement of the Statutory Joint and Survivor Annuity or election of Option 2 or 3 under Section 4.7(a) with the spouse as the beneficiary) or in the person designated to receive any amounts due under a particular form of Retirement Allowance on the death of the Member (including any change under an option elected pursuant to Section 4.7) shall not be effective unless a new waiver of the Statutory Joint and Survivor Annuity (containing the witnessed consent of the Member's spouse as described above) is filed with the Committee.

                  Any election filed with the Committee waiving the Statutory Joint and Survivor Annuity may be revoked in writing by the Member not later than his Benefit Commencement Date, effective as of the date of such revocation. If a waiver is thus revoked, another waiver may be made (with the consent of the spouse) in the manner described above. Elections waiving the Statutory Joint and Survivor Annuity and revocations of such elections shall be made in accordance with such additional rules or procedures, not inconsistent with regulations adopted under the Code or ERISA, as may be adopted by the Committee.

                  The Committee shall prepare a notice to Members which shall describe in general terms (i) the Statutory Joint and Survivor Annuity,
      (ii) the Member's right to waive such Annuity and to revoke any such waiver, (iii) the rights of the Member's spouse with respect to such Annuity, (iv) the general financial effect of waiving such Annuity and of revoking such waiver (including examples), and (v) the eligibility conditions and other material features of the optional forms of Retirement Allowances available under the Plan, including their relative values. Such notice shall also describe the Member's right to request further financial information concerning the effect of waiving such Annuity, as described below. Such notice shall be permanently posted in a location or locations frequented by Members (and may, in the discretion of the Committee, be provided to Members by any additional means selected by the Committee); provided, however, that in lieu of permanent posting, the Committee may furnish the required notice by any other means that complies with the requirements of ERISA and that is calculated to be received by each Member at least nine months before the earliest date such Member may retire. If a Member shall so request in writing at least 90 days prior to the date as of which his Retirement Allowance is to begin, the Committee shall furnish to the Member (by mail or personal delivery), within 30 days from the date of the Member's request, the additional information required by applicable Treasury Regulations; provided, however, that the Committee need not comply with more than one such request. Notwithstanding anything elsewhere in the Plan to the contrary, if the Committee is required to furnish such additional information, a

      Member's Retirement Allowance shall not begin until the 91st day following the day on which the additional information is furnished.

                  The foregoing provisions shall apply to any Member who has an Hour of Service (including any paid leave) on or after August 23, 1984. The Committee shall interpret such provisions and the following provisions of this Section 4.6(a), and shall take all such administrative actions hereunder, as shall be necessary to comply with applicable provisions of ERISA and the Code.

                  The applicability of the Statutory Joint and Survivor Annuity in the case of any Member who performed an Hour of Service after December 31, 1975 (and whose Normal Retirement Date occurred after December 31,
      1975) who is not covered by the foregoing provisions of this Section 4.6(a) shall be determined in accordance with the terms of the Plan in effect on December 31, 1984.

                  Any Member who is alive on August 23, 1984 (whose Retirement Allowance has not commenced prior to such date) and who had an Hour of Service on or after September 2, 1974, but who is not covered by the foregoing provisions of this Section, may elect to have the provisions of this Section 4.6(a) of the Plan (concerning the Statutory Joint and Survivor Annuity) as in effect on December 31, 1984 apply to him in the same manner as though he were covered by the next preceding paragraph hereof. Any such election may be made at any time after August 23, 1984 and prior to the Member's Benefit Commencement Date. The Committee shall give all Members covered by this paragraph notice of the provisions hereof at such time and in such manner as may be prescribed by Treasury rules and regulations.

                  (b) If a Member is not married on the date as of which his Retirement Allowance (including an allowance under Section 4.4, but excluding an allowance under Section 4.5(b)(ii)) is to commence, his annual allowance payable upon retirement shall be computed pursuant to
      Section 4.1(b) and (c), 4.2(b), 4.3(b), 4.4(b), 4.5(b)(i) or 16.1 and paid for the Member's life, with no allowance payable after his death.

                  (c) A Supplementary Allowance shall be payable in accordance with Section 4.5(b)(ii).

                  OPTIONAL FORMS OF RETIREMENT ALLOWANCE

            4.7 (a) Any Member may, by written notice received by the Committee prior to his Benefit Commencement Date, elect to convert his Old Plan Benefit, other than a Supplementary Allowance, otherwise payable to him after retirement into an optional benefit of Equivalent Actuarial Value, in accordance with Option 1, 2, 3, 4 or 5 described below. A Member may similarly elect to convert his Cash Balance Benefit into an optional benefit of Equivalent Actuarial Value in accordance with any Option described below; provided, however, that the Cash Balance Benefit shall be payable in the form of an escalating annuity of Equivalent Actuarial Value under which the annual benefit to the Member increases by 3 percent on January 1 of each year (prorated monthly, on a compound interest basis). The following restrictions shall apply under this
Section 4.7(a) and Section 4.7(c):

                        (i) The Member may not elect an option unless such
            option provides for the payment of Retirement Allowance (a) over the life of the Member or lives of the Member and a designated beneficiary, (b) over a period not extending beyond the life expectancy of the Member or the life expectancy of the Member and a designated beneficiary (with any such life expectancy or expectancies to be determined as of the date the Member's benefits commence, notwithstanding any change in the Member's beneficiary thereafter) or (c) in a combination of (a) and (b) above.

                        (ii) The Member may not elect an option under which
            Retirement Allowance would be payable over a period that exceeds the longer of the Member's life expectancy or the joint and survivor's life expectancy of the Member and his spouse (whether or not his spouse is his designated beneficiary), except that a longer period shall be permissible so long as the Equivalent Actuarial Value of the payments to be made to the Member under the form of allowance is not less than 51% of the total value of the allowance that would have been payable to the Member under Option 1, with any determinations hereunder to be made as of the date the Member's allowance commences.

                        Option 1. A Retirement Allowance payable for the
            Member's life, with no allowance payable after his death.

                        Option 2. A modified Retirement Allowance payable during
            the Member's life, with the provision that after his death an allowance in the same amount shall be paid during the life of, and to, the beneficiary nominated by him by written designation duly acknowledged and filed with the Committee when he elected the option.

                        Option 3. A modified Retirement Allowance payable during
            the Member's life, with the provision that after his death an allowance at three-fourths the rate of his modified allowance shall be paid during the life of, and to, the beneficiary nominated by him by written designation duly acknowledged and filed with the Committee when he elected the option.

                        Option 4. A modified Retirement Allowance payable during
            the Member's life, with the provision that after his death an allowance at one-half the rate of his modified allowance shall be paid during the life of, and to, the beneficiary nominated by him by written designation duly acknowledged and filed with the Committee when he elected the option.

                        Option 5. A modified Retirement Allowance payable during
            the Member's life, with the provision that if the Member dies after Retirement Allowance payments have commenced and before 120 monthly payments have been made to him, the remainder of such 120 monthly payments will be paid to the beneficiary nominated by him by written designation duly acknowledged and filed with the Committee when he elected the option. If such Member and the beneficiary nominated by him both die before 120 monthly payments have been made, the commuted value of the remainder of such 120 payments shall be paid in a lump sum to the estate of the later to survive of the Member and such beneficiary.

                        Option 6. A lump sum equal to the Member's Cash Balance
            Account, as determined subject to Section B.3 of Appendix B, with the remainder of the Member's Retirement Allowance payable in the form of a Statutory Joint and Survivor Annuity or Option 1, 2, 3, 4, or 5, in accordance with the foregoing provisions of this Section.

                  (b) If a Member who elected Option 2, 3, 4, 5 or 6 dies prior to his Benefit Commencement Date or his designated beneficiary under Option 2, 3, or 4 dies prior to the date of commencement of the Member's Retirement Allowance, the election shall thereby automatically be revoked. The election of an optional benefit may be revoked or changed by the Member only by written notice received by the Committee prior to the Member's Benefit Commencement Date (and any such revocation or change shall be subject to the requirements of Section 4.6(a)).

                  (c) Notwithstanding any provision of the Plan to the contrary, if the Equivalent Actuarial Value of the Retirement Allowance payable to any Member (commencing on the earliest Benefit Commencement Date permitted under the Plan and as determined subject to Section B.3 of Appendix B) does not exceed $3,500 on the date of his retirement or other termination of employment, the Committee shall provide that the Member shall receive his Retirement Allowance in the form of a lump-sum payment as of such Benefit Commencement Date.

                  SPOUSE'S BENEFIT; CASH BALANCE DEATH BENEFIT

            4.8 (a) If a married Member dies while employed by the Company and proof of death satisfactory to the Committee is filed with the Committee, a spouse's allowance shall be payable to his surviving spouse.

                  If the Member's death occurs on or after either his 55th birthday, or the date on which the sum of his age (including fractions of a year rounded up to the nearest twelfth) and Years of Service equals 65, any allowance payable under the first paragraph of this Section 4.8(a) to the Member's spouse shall equal the allowance that would have been payable to the spouse if the Member had retired or otherwise terminated employment with fully vested rights on the date of his death (but had not then died) and died immediately after beginning to receive a normal Retirement Allowance under the Plan, calculated as provided under Section 4.1(b) and
      (c), with Option 2 under Section 4.7 in effect with the spouse as his beneficiary. Such annuity shall commence on the first day of the month next following the Member's death, shall be payable without any reduction to reflect the commencement of benefit payments before Normal Retirement Date (subject to Section 4.10) and shall cease with the payment for the month in which the spouse dies.

                  Notwithstanding Section 4.7(b), effective January 1, 1992, if a Member's death occurs on or after the date such Member submits written application for a disability Retirement Allowance as described in Section
      4.5 and before commencement of the disability benefit, the allowance payable under the first paragraph of this Section 4.8(a) shall be the benefit described in Section 4.5(b), payable in accordance with Option 2 of Section 4.7 with the surviving spouse as beneficiary, commencing on the first day of the month next following the Member's death and ceasing with the payment for the month in which the spouse dies.

                  If a vested Member's death occurs before his 55th birthday, before the sum of his age (including fractions of a year rounded up to the nearest twelfth) and Years of Service equals 65 and not under the circumstances described in the preceding paragraph, any allowance payable under the first paragraph of this Section 4.8(a) to the Member's spouse shall be equal to the allowance that would be payable to the spouse if the Member had terminated employment on the day of his death (but had not then died) and had died immediately after beginning to receive benefit payments on the earliest date he could have commenced receiving a reduced retirement benefit under Section 4.4(c) of the Plan if he had not died, with the Statutory Joint and Survivor Annuity in effect. Such annuity shall commence on the first day of the earliest month that the Member could have commenced receiving a Retirement Allowance under Section 4.4(c) of the Plan if he had not died and shall cease with the payment for the month in which the spouse dies.

                  (b) Subject to Section 4.8(c) below, if a married Member who has terminated employment with vested rights under the Plan dies prior to the date his Retirement Allowance is to commence, a spouse's Retirement Allowance shall be payable to his surviving spouse; provided, however, that no such spouse's allowance shall be payable if the Member terminated employment before his Early Retirement Date and had waived such death benefit coverage (with the consent of his spouse as described in Section 4.8(c) below).

                  If the Member terminated employment with the Company after his Normal Retirement Date or Early Retirement Date, any allowance payable under the first paragraph of this Section 4.8(b) to his surviving spouse shall commence on the first day of the next month following the Member's death and shall cease with the payment for the month in which the spouse dies. The amount of the allowance payable under the first paragraph of this Section shall be equal to the allowance which would have been payable to the spouse if the Member had elected to commence receiving payments under Option 2 of Section 4.7, with his spouse as beneficiary and (subject to Section 4.10) without reduction to reflect commencement of payment before Normal Retirement Date.

                  If the Member terminated employment with the Company before his Early Retirement Date and his death occurs before the earliest date as of which he could have commenced to receive a Retirement Allowance, any allowance payable under the first paragraph of this Section 4.8(b) to his surviving spouse shall commence on the first day of the earliest month that the Member could have commenced receiving a Retirement Allowance under the Plan if he had not died and shall cease with the payment for the month in which the spouse dies. The amount of the allowance payable under the first paragraph of this Section shall be equal to the allowance that would be payable to the spouse if the Member had survived to the earliest date as of which payments could have commenced and had died immediately after beginning to receive a reduced Retirement Allowance on such date, with the Statutory Joint and Survivor Annuity in effect.

                  If the Member terminated employment with the Company before his Early Retirement Date and his death occurs on or after the earliest date as of which he could have commenced to receive a Retirement Allowance, any allowance payable under the first paragraph of this Section 4.8(b) to his surviving spouse shall commence on the first day of the month next following the Member's death and shall cease with the payment for the month in which the spouse dies. The amount of the allowance payable under the first paragraph of this Section 4.8(b) shall be equal to the allowance that would have been payable to the spouse if the Member had elected to commence receiving a reduced immediate Retirement Allowance on the day before his death, with the Statutory Joint and Survivor Annuity in effect.

                  (c) A waiver of the death benefit coverage provided under
      Section 4.8(b) may be made (on a prospective basis), by a Member who terminates employment before reaching his Early Retirement Date, at any time on or after the date the Member terminates employment with the Company and before the date his Retirement Allowance commences, by filing written notice with the Committee in form approved by such Committee. Any waiver of such surviving spouse's benefit coverage by a Member shall be effective only if the consent of the Member's spouse to such waiver is indicated thereon in writing and such consent explicitly acknowledges the effect of the waiver and is witnessed by a notary public; provided, however, that no such consent shall be necessary if the Member establishes to the satisfaction of the Committee that such written consent may not be obtained because there is no spouse, the spouse cannot be located, or the Member is legally separated from his spouse or has been abandoned (within the meaning of local law) by his spouse and the Member has a court order to such effect, unless a qualified domestic relations order provides otherwise. If a Member's spouse is legally incompetent to give consent, the spouse's legal guardian (who may be the Member) may give the consent. If a Member terminates employment before reaching his Early Retirement Date and does not waive the spouse's annuity benefit coverage described in
      Section 4.8(b), the Retirement Allowance payable to the Member with respect to the Member's Old Plan Benefit (and, after his death, on his account) shall be reduced by the applicable percentage specified in the following table for each year (or part thereof) commencing the first day of the month coincident with or next following the Member's termination of employment and ending upon commencement of the deferred allowance under
      Section 4.4(c) or the first day of the month coincident with or next following the Member's death. A Member's age as of the first day of any month shall be deemed to be his age for the entire month for purposes of determining the applicable percentage. Any such reduction shall be taken into account in computing the amount of the spouse's annuity payable under
      Section 4.8(b) in the event of the Member's death.

                       Factors For Spouse's Coverage After
                          Termination of Service With a
                      Deferred Vested Retirement Allowance
                      ------------------------------------
                      Under 40     5/100 of 1%    per year

                       40-50       15/100 of 1%   per year

                       50-55       25/100 of 1%   per year

                       55-60       50/100 of 1%   per year

                       60-65            1%        per year


                  If a Member waives the coverage provided hereunder, he may revoke such waiver at any time prior to the date his benefits commence, by filing a similar notice. A subsequent written waiver of the surviving spouse's annuity coverage hereunder may then be made as described above (with the consent of the Member's spouse).

                  The Committee shall prepare a notice which shall describe in general terms (i) the spouse's annuity provided under Section 4.8(b), (ii) the Member's right to waive such annuity and to revoke any such waiver,
      (iii) the rights of the Member's spouse with respect to such annuity and
      (iv) the general financial effect of waiving such spouse's annuity and of revoking any such waiver. Such notice shall be furnished by mail or personal delivery to each Member at least 30 days prior to the date his employment terminates (or as soon as practical thereafter) or shall be furnished by such other means as the Committee shall select that conform to the requirements of ERISA.

                  (d) Sections 4.8(a), 4.8(b) and 4.8(c) above shall apply to any Member who has an Hour of Service (including an hour of paid leave) on or after August 23, 1984.

                  Notwithstanding the foregoing, any Member who terminated employment by reason of early retirement prior to August 23, 1984 shall have the predecessor provisions of Section 4.8(b) apply to him. Any other Member who terminated employment after completion of 10 Years of Service and who is not covered by Section 4.8(b), but who is alive on August 23, 1984 and who had an Hour of Service after December 31, 1975, may elect to have the provisions of Section 4.8(b) apply to him; provided, however, that the foregoing shall only apply if the Member files such an election (on or after August 23, 1984) prior to his Benefit Commencement Date and a charge shall be made for any surviving spouse's death benefit coverage provided pursuant to this paragraph, in the same manner and amount as would apply under Section 4.8(b). The Committee shall provide all Members covered by this paragraph notice of the provisions hereof at such time and in such manner as may be prescribed by Treasury rules and regulations.

                  (e) Notwithstanding the foregoing, if the Equivalent Actuarial Value of the allowance payable to any surviving spouse under this Section
      4.8 does not exceed $3,500 on the date of the Member's death, the Committee shall provide that the spouse shall receive such allowance in the form of a lump-sum payment as of such date.

                  (f) Notwithstanding any provision of the Plan to the contrary, subject to the spousal waiver provisions of this Section 4.8, in the event that a Member dies prior to the Member's Benefit Commencement Date, then with respect to the Member's Cash Balance Account, 100% of such account shall be payable in a single sum to the Member's beneficiary; provided, however, that, with respect to the Cash Balance Account, the benefit described in Section 4.8(a) shall be 100% of the Cash Balance Account.

                        PAYMENT OF RETIREMENT ALLOWANCES

            4.9 (a) All Retirement Allowances except those payable under Option 6 shall be paid in monthly installments on the last day of the calendar month. Allowances shall be payable to the Member, his spouse or beneficiary, as the case may be, or any duly appointed attorney, guardian or committee therefor.

                  (b) Notwithstanding any other provision in the Plan to the contrary, benefits may not commence to be paid to a Member before the Member's Normal Retirement Date unless the Member so elects in accordance with the procedures described in Section 4.6(a) (including, in the case of a Member's spouse receiving a benefit other than in the form of a Statutory Joint and Survivor Annuity, the spousal consent procedures contained therein).

                  (c) Effective for distributions made on or after January 1, 1993, notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, and to the extent provided by Section 401(a)(31) of the Code, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                            RESTORATION OF RETIRED OR
                          TERMINATED MEMBERS TO SERVICE

            4.10 (a) If a retired Member or a former Employee who is a Member entitled to a deferred vested Retirement Allowance is restored to service as an Employee, his Retirement Allowance, if then payable, shall cease and any election of an optional benefit in effect thereunder shall become void. Any Credited Service and Years of Service to which he was entitled when he retired or his service otherwise terminated shall be restored to him, and upon subsequent retirement or other termination of service his allowance shall be based on his Salary, Credited Service and Years of Service before and after the period of prior retirement or prior termination of service except that his Retirement Allowance upon subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Allowance payments he received prior to his restoration to service; provided, however, that the value of such reduction shall not exceed such benefit payments. If any such Member dies during his period of restoration to service, the otherwise unreduced allowance, if any, payable to his surviving spouse pursuant to Section 4.8(a) or 4.8(b) shall be reduced by the Actuarial Equivalent of any Retirement Allowance payments received by the Member prior to his restoration to service (subject to the proviso in the preceding sentence).

                  (b) If any retired Member is restored to service as an Employee on or after his Normal Retirement Date, his Retirement Allowance shall be discontinued during the period of restoration (and the provisions of Section 4.1(a) shall apply to him). If any Member shall resume his status as an Employee after his Normal Retirement Date and benefit payments to him are suspended, the Committee shall furnish him with a notice containing (1) a description of the specific reasons for the suspension of benefit payments, (2) a general description of the Plan provisions relating to the suspension (including the provisions of this Section 4.10 and Section 4.2), (3) a copy of such provisions, (4) a statement to the effect that applicable Department of Labor regulations may be found in section 2530.203-3 of the Code of Federal Regulations and
      (5) a description of the Plan's claims procedure. Such notice shall be furnished by personal delivery or first class mail during the first calendar month in which benefit payments are suspended.

                  (c) Subject to Section 4.10(a), if a Member who had previously retired, and was receiving his Cash Balance Benefit in the form of a monthly annuity, or otherwise terminated employment with entitlement to a Retirement Allowance on or after January 1, 1994 is restored to service, such Member's Cash Balance Account together with Salary, Credited Service and Years of Service attributable thereto, shall be restored to the amount in such Members Cash Balance Account at the time of original retirement or other termination of employment, reduced by the Actuarial Equivalent of any Retirement Allowance payments he received prior to his restoration to service, provided that, if the Member had not commenced receipt of his Cash Balance Benefit, the amount of such Member's restored account shall include Earnings Credits from the date of original retirement or other termination of employment to the Member's date of restoration to service.

                  (d) Subject to Section 4.10(a), if a Member entitled to a Cash Balance Benefit in addition to a Retirement Allowance attributable to Credited Service before April 1, 1991 receives a lump sum payment of his Cash Balance Account and is restored to service before the remainder of his Retirement Allowance commences, or if a Member with no Credited Service before April 1, 1991 receives a lump sum payment of his Cash Balance Account and is restored to service, the Cash Balance Account, together with Salary, Credited Service and Years of Service attributable thereto, shall be restored to the amount in the Member's Cash Balance Account at the time of original retirement or other termination of employment plus Earnings Credits for the period from the date of original retirement or other termination of employment to the Member's date of restoration to service, provided he repays the amount of any lump sum payment he received upon his initial termination of employment plus Earnings Credits (not in excess of the interest rate prescribed by Code
      Section 411(a)(7)(C)), from the date of original retirement or other termination of employment to the Member's date of restoration to service. If the Member does not repay the lump sum payment attributable to his Cash Balance Account together with said Earnings Credits, upon the Member's subsequent retirement or other termination of employment, such Member's Cash Balance Benefit shall be computed based solely upon Salary and Credited Service after the restoration to service, and Years of Service before and after the restoration to service.

                  (e) If a Member receives a lump sum cash payment of his Cash Balance Account and is in receipt of a Retirement Allowance attributable to Credited Service before April 1, 1991, upon the Member's restoration to service, the provisions of Section 4.10(a) or 4.10(b), as appropriate, shall apply with respect to the Retirement Allowance of the Member attributable to Credited Service before April 1, 1991. The restoration of the Member's Cash Balance Account, together with Salary, Credited Service and Years of Service attributable thereto shall be determined in accordance with
      Section 4.10(d).

                  (f) If a former Member who was not entitled to a Retirement Allowance is restored to service, his Cash Balance Account, Credited Service and Years of Service to which he was previously entitled shall be restored to him. The amount of such Member's restored Cash Balance Account shall include Earnings Credits from the date of original termination of employment to the Member's date of restoration to service. Upon later termination of employment or retirement of a Member whose previous Credited Service and Years of Service have been so restored, his Retirement Allowance, if any, shall be based on the benefit formula then in effect and his Salary, Credited Service and Years of Service before and after the restoration to service.

                  INCREASES IN BENEFITS TO RETIRED MEMBERS

            4.11 (a) Commencing with the monthly Retirement Allowance for the month of January 1994, the amount of allowance payable on account of a Member who (i) retired, (ii) commenced his deferred vested Retirement Allowance, or
(iii) died with a spouse's allowance payable, in each instance on or before December 31, 1993, shall be increased by a percentage thereof. Such percentage shall be determined in accordance with the following schedule:

                Retirement Date                       Pension Increase
            -----------------------          -----------------------------------
            12/31/90 or earlier                            9.54%

            1/1/91 through 12/31/93          9.54% multiplied by a fraction, the
                                             numerator of which is the number of
                                             months that retirement date
                                             precedes 1/1/94, and the
                                             denominator of which is 36.

            For purposes of this paragraph, a Member's retirement date shall be deemed to be (1) in the case of a Member who terminated Service after reaching his Early Retirement Date, the date the Member terminated Service; (2) in the case of a Member who terminated Service before reaching his Normal Retirement Date with a right to a deferred vested Retirement Allowance, the Benefit Commencement Date; and (3) in the case of a Member whose surviving spouse was entitled to a spouse's allowance under Section4.6, the Benefit Commencement Date.

            Certain increases in monthly allowances for Members who retired under the Plan before 1991 have been made by prior amendments. Prior versions of the Plan contain such provisions, and are incorporated herein by reference.

SECTION 5. CONTRIBUTIONS

            5.1 All contributions required to provide the benefits under the Plan shall be made by the Company, and no contributions shall be required by Members.

            5.2 It is the intention of the Company to continue the Plan and make regular contributions to the Trustee each year in such amounts as are necessary to maintain the Plan on a sound actuarial basis and to meet minimum funding standards as prescribed by any applicable law. Any forfeitures shall be used to reduce the Company contributions otherwise payable, and will not be applied to increase the benefits any Member would otherwise receive under the Plan.

            5.3 All expenses reasonably incurred in the administration of the Plan shall be paid by the Trustee out of the Plan's assets (either directly or through reimbursement of the Company for any such expenses paid by the Company), except to the extent that the Company shall otherwise provide for such payment.

            5.4 A Company contribution made as a result of a mistake of fact or conditioned upon qualification of the Plan or any amendment thereof or upon the deductibility of the contribution under section 404 of the Code shall be returned to the Company upon request within one year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), as the case may be.

SECTION 6. ADMINISTRATION OF PLAN

            6.1 A Committee, as designated by resolution of the Board of Directors, shall have authority to control and manage the operation and administration of the Plan, except that the Committee shall have no authority or responsibility for the investment or management of Plan assets other than as provided under Section 6.12. In addition, the Committee shall have complete discretionary authority to construe the terms of the Plan. The members of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors, and shall be deemed to be named fiduciaries within the meaning of
Section 402(a)(1) of ERISA.

            6.2 There shall be not less than three persons acting as members of the Committee. Subject to such limitation, the Board of Directors from time to time may increase or decrease the number of members of the Committee as the Board of Directors in its discretion shall deem appropriate.

            6.3 Any person appointed a member of the Committee shall signify his acceptance by filing written acceptance with the Board of Directors and with the Secretary of the Committee. Any member of the Committee may resign by delivering his written resignation to the Board of Directors and the Secretary of the Committee, and such resignation shall become effective upon the date specified therein.

            6.4 The members of the Committee shall elect a Chairman and a Secretary who may be but need not be a member of the Committee. The Committee may allocate to any one or more of its members any duty or responsibility it may have under the Plan and may designate any other person or persons to carry out any responsibility of the Committee under the Plan. The Committee may employ counsel, advisers and agents and such clerical, accounting and actuarial services as they may require in carrying out the provisions of this Plan.

            6.5 The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

            6.6 A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of a majority of the Committee.

            6.7 The Committee shall be entitled to reimbursement for any expenses incurred by it or any of its members in the performance of their duties hereunder. No member of the Committee shall receive any compensation from the Plan for his services as such.

            6.8 Subject to the provisions of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. The Committee may correct any defect or supply any omission or reconcile any inconsistency in such manner and to such extent as it shall deem advisable to carry out the purposes of the Plan. The Committee may interpret and construe the Plan, determine questions of eligibility and the rights and status of Members and others under the Plan, and decide disputes arising under the Plan.

            6.9 The members of the Committee and the Company and its officers and directors shall be entitled to rely upon all tables, valuations, certificates and reports furnished by any actuary designated by the Committee, upon all certificates and reports made by any accountants selected by the Committee, and upon all opinions given by any legal counsel selected by the Committee, and the members of the Committee and the Company and its officers and directors shall not be deemed imprudent in respect to any action taken or suffered by them in good faith in reliance upon any actuary, accountant, or counsel.

            6.10 The Company shall indemnify and save harmless each member of the Committee against any cost or expense (including his attorney's fees) or liability (including any sum paid in settlement of any claim) arising out of any act or omission to act as a member of the Committee, except in the case of liability arising out of his own gross negligence or willful misconduct and except, in the case of a Committee member who is a Director of the Company, to the extent any such indemnification would be limited by applicable state law.

            6.11 The Committee shall appoint, as Investment Manager or Managers, one or more persons qualified to act as such under Section 3(38) (B) of ERISA. Each such person shall become an Investment Manager upon its acknowledgment in writing that it is a fiduciary with respect to the Plan. Each Investment Manager so appointed shall have exclusive responsibility for directing the investment and management of the Plan assets to which its appointment applies, as determined from time to time by the Committee, and neither the Committee nor the Trustee shall have any responsibility for directing the investment and management of such assets; provided that any Investment Manager may designate the Trustee to carry out its responsibility with respect to a portion of Plan assets as provided in the Trust Agreement.

            Each Investment Manager shall exercise its fiduciary responsibilities with respect to Plan assets allocated to it, including without limitation any responsibility with respect to diversification imposed by law, as if the assets allocated to it constituted the entire Plan assets.

            The Committee may at any time remove any person serving as Investment Manager upon written notice to such person. The Committee shall thereupon appoint a new Investment Manager, or allocate the portion of Plan assets for which the Investment Manager being removed had responsibility to another Investment Manager, as provided above.

            6.12 Notwithstanding the provisions of Section 6.11, the Committee may allocate to itself the exclusive responsibility for directing the investment and management of a portion of the assets of the Plan designated by the Committee, provided that no allocation of a portion of Plan assets having a value in excess of an amount equal to 20% of the total value of the assets of the Plan (determined as of the date of the allocation) shall be made. For purposes of this limitation, any investments in pooled equity and/or fixed income funds managed by a bank, insurance company or investment manager registered under the Investment Company Act of 1940, which funds are designed to reflect established market indices, shall not be considered to be invested and managed at the direction of the Committee.

            6.13 The Committee shall establish a funding policy for the Plan consistent with the objectives of the Plan and the requirements of ERISA.

            6.14 The Committee shall establish and maintain a claims procedure pursuant to which any Member (or beneficiary or spouse of a Member) whose claim for benefits under the Plan has been denied shall be given (i) notice in writing of such denial (stating the specific reasons therefor) and (ii) a reasonable opportunity to have a full review of such denial by the Committee.

            6.15 Any person may serve in more than one fiduciary capacity with respect to the Plan.

SECTION 7. THE TRUST

            The Company has entered into a Trust Agreement with the Trustee for the purpose of providing benefits under the Plan. The assets of the Plan shall be held in Trust under the Trust Agreement by the Trustee thereunder. The Committee may remove the Trustee and appoint a successor under the terms of the Trust Agreement. Benefits payable under the Plan shall be payable only out of the assets held under the Trust Agreement, and, except to the extent provided under Title IV of ERISA, the Company shall not be liable in any manner for the payment of benefits under the Plan.

SECTION 8. AMENDMENT AND TERMINATION

            8.1 The Company hopes and expects to continue the Plan indefinitely but reserves the right to terminate, modify, alter or amend the Plan or the Trust Agreement or to discontinue the payment of contributions from time to time to any extent that it may, at its sole and complete discretion, deem advisable. The foregoing right shall be exercised only by action of the Board of Directors except that the Committee, by a written instrument duly executed by a majority of its members, may make (1)any amendment which may be necessary or desirable to ensure the continued qualification of the Plan and its related trust under the Code or which may be necessary to comply with the requirements of ERISA or any regulations or interpretations issued by the Department of Labor or the Internal Revenue Service with respect to the requirements of ERISA or the Code, (2) any amendment which is required by the provisions of any collective bargaining agreement between the Company and its employees, and (3) any other amendment which will not involve an estimated annual cost under the Plan (determined at the time of the amendment in a manner consistent with the requirements of ERISA) in excess of $200,000. No such amendment shall increase the duties or responsibilities of the Trustee without its consent thereto in writing. No such amendment shall have the effect of diverting the whole or any part of the principal or income of the Trust to purposes other than for the exclusive benefit of Participants and others having an interest in the Plan prior to the satisfaction of all liabilities with respect to them.

            8.2 After termination of the Plan, (i) the Company shall make no further contributions under the Plan, (ii) except as otherwise required by any applicable provisions of ERISA relating to pre-retirement spouse's annuity benefits and Statutory Joint and Survivor Annuity benefits, and subject to any applicable Plan provisions concerning payments under any optional form (including the Statutory Joint and Survivor Annuity), no death or disability benefits shall be payable under the Plan in respect of the death or disability, after the date the Plan is terminated, of any Member and (iii) there shall be no further accrual of Retirement Allowance (i.e., no increase in accrued Retirement Allowance by reason of additional Credited Service, a change in a Member's Final Average Salary or any other event). The Committee shall remain in existence and all provisions of the Plan and the Trust Agreement shall remain in force which are necessary in the opinion of the Committee, other than the provisions of the Plan for contributions.

            8.3 Upon termination of the Plan, the right of each Employee to benefits accrued to the date of such termination that would be vested under the provisions of the Plan in the absence of such termination shall continue to be vested and nonforfeitable; and the right of each Employee to any other benefits accrued to the date of termination shall be fully vested and nonforfeitable to the extent then funded under the priority rules described in Section 9.1. In any event, an Employee shall have recourse only against the assets of the Plan for the payment of benefits thereunder, subject to any applicable guarantee provisions of Title IV of ERISA.

            8.4 No provision of this Section 8 or of Section 9, or any other provision of the Plan or any document or agreement related thereto, shall restrict the transfers and other actions provided for by Appendix G to the Plan.

SECTION 9. ALLOCATION OF ASSETS ON TERMINATION

            9.1 In the event of the termination of the Plan in its entirety, Plan assets held under the Trust Agreement shall be applied to provide for the payment of benefits as stated below for the following classes in the order of priority listed:

                  (a) to benefits payable to a Member, a Member's spouse or beneficiary who (i) was in pay status as of the beginning of the three-year period ending on the termination date of the Plan, based on the provisions of the Plan (as in effect during the five-year period ending on such date), under which such benefit would be the least, or (ii) would have been in pay status as of the beginning of such three-year period if the Member had retired prior to the beginning of the three-year period and if his benefits had commenced (in the normal form of Retirement Allowance specified under Section 4.4) as of the beginning of such period, based on the provisions of the Plan (as in effect during the five-year period ending on the termination date) under which such benefit would be the least;

                  (b) to all other benefits of Members, spouses or beneficiaries under the Plan to the extent such benefits are guaranteed by the Pension Benefit Guaranty Corporation;

                  (c) to all other nonforfeitable benefits under the Plan; and

                  (d) to any other benefits under the Plan.

                  If the Plan assets shall be inadequate to provide in full for the allocations under any one of the above priorities, they shall be distributed proportionately among the Members, spouses and beneficiaries entitled to receive amounts under that priority except as provided below with respect to the allocation of assets to the priority set forth in (c) above.

                  If the assets of the Plan are insufficient to fully satisfy the priority set forth in (c) above, the following allocation rule shall apply:

                        (i) the available assets shall be applied to the payment
            of nonforfeitable benefits under the Plan as in effect at the beginning of the five-year period ending on the date of termination of the Plan; and

                        (ii) if the available assets are sufficient to satisfy
            benefits payable under (i) above (without regard to this clause
            (ii)), then the benefits described in (i) above shall be determined by the most recent Plan amendment effective during such five-year period under which the assets available for allocation are sufficient to satisfy in full the benefits described in (i) above and any assets remaining shall be allocated under (i) above on the basis of the Plan as amended by the next succeeding amendment effective during such period.

                        If, after the termination of the Plan, the Committee
            shall determine that continuance of the Trust Agreement is not in the best interest of the Members, the Board of Directors may terminate the Trust Agreement and upon such termination the Trustee shall apply to the benefit of each Member, spouse or beneficiary, the full Equivalent Actuarial Value of the annuities to which he may be entitled under this Section 9.1. The application shall be made, by the purchase of nontransferable annuity contracts or, as and to the extent provided under Section 4.7(a), 4.7(c) or 4.8(e), by lump-sum payments. Subject to Section 9.3 below, if the amounts held under the Trust as of the date of termination of the Plan exceed the amounts required under priorities (a) through (d) above, such excess shall, after all liabilities of the Plan with respect to all Members and their beneficiaries have been satisfied, revert to the Company to the extent permitted by applicable law.

            9.2 If at any time the Plan is terminated with respect to any group of Employees under such circumstances as to constitute a partial termination of the Plan within the meaning of section 411(d)(3) of the Code, the benefits of participating Employees as to whom such termination occurred shall be vested in accordance with the special vesting rules applicable upon termination of the Plan, but shall otherwise be payable as though such termination had not occurred; provided, however, that the Committee, subject to any necessary governmental approval, shall certify to the Trustee the equitable share of the Plan assets allocable to the Employees affected by the partial termination, and shall instruct the Trustee to set aside and hold such share as a separate fund to be applied for the benefit of such Employees in the manner described in
Section 9.1 above.

            9.3 Notwithstanding the foregoing or anything elsewhere in the Plan, in the event that (i) the Company shall cease to be a publicly owned corporation having at least 500 stockholders, (ii) more than 30% of the Company's outstanding securities entitled to vote in elections of the Board of Directors shall be acquired by any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), (iii) the Board of Directors determines that a tender offer statement filed by any person (as so defined) with the Securities and Exchange Commission indicates an intention on the part of such person to acquire control of the Company, or (iv) during any period of 24 consecutive months, individuals who at the beginning of such period were on the Board of Directors cease for any reason to constitute a majority of the Board of Directors, the Plan shall terminate in its entirety on the effective date of such event (hereinafter referred to as the "Effective Date"); unless the Board of Directors prior to the Effective Date provides to the contrary.

            In the event the Plan terminates on or following the Effective Date, the Plan assets held under the Trust Agreement shall be applied to provide for the payment of benefits in accordance with the order of priority listed in
Section 9.1; provided, however, that if the amounts held under the Trust as of the date of termination of the Plan exceed the amounts required under priorities
(a) through (d) of Section 9.1, any such excess amounts shall be allocated among the persons who were Members (including active Employees, terminated Employees, retirees and beneficiaries with respect to whom future benefits are payable under the Plan) on the day before the date as of which the Plan terminates in proportion to the present value of each such Member's accrued normal retirement benefit on the date of Plan termination, subject to the requirements of Revenue Ruling 71-446 and related Internal Revenue Service rules and regulations. Notwithstanding
Section 8, as of and following the Effective Date, this Section 9.3 may only be amended with the consent of 3/4 of the Members (including the persons referenced as Members in the preceding sentence).

SECTION 10. STATUTORY LIMITATIONS ON MAXIMUM BENEFITS

            10.1 The limitations contained in section 415 of the Code and regulations thereunder and all applicable grandfather provisions are hereby incorporated by reference. If any Member hereunder is also a participant in another employee retirement plan which (a) is a defined contribution plan within the meaning of section 414(i) of the Code or a defined benefit plan within the meaning of section 414(j) of the Code, and (b) is sponsored by the Company or an Affiliate (as defined under section 415(h) of the Code for this purpose), then the foregoing limitations shall be applied on an aggregate basis. Specifically, any reduction in benefit accruals required under this provision and comparable provisions of such other plans shall first be made, to the extent possible, to the benefit accruals under the Plan, then to the employer contributions to the Employees' Retirement Income Plan of The Turner Corporation, then to the employer contributions to The Turner Corporation Employee Stock Ownership Plan, and finally, to the employer contributions (excluding employee elective deferrals) to the Tax Deferred Savings Plan of The Turner Corporation.

SECTION 11. LIMITATIONS IN THE EVENT OF TERMINATION

            11.1 Restriction of Benefits Upon Plan Termination. Unless the Commissioner of Internal Revenue determines that the provisions of this Section 11 are not necessary to prevent prohibited discrimination that may occur in the event of an early termination of the Plan, in the event of termination of the Plan, the benefit of any highly compensated employee within the meaning of section 414(q) of the Code ("HCE") (and any former HCE) is limited to a benefit that is nondiscriminatory under section 401(a)(4).

            11.2 Restrictions on Distribution. (a) General rule. In any year, the payment of benefits under the Plan to or on behalf of a restricted employee shall not exceed an amount equal to the payments that would be made to or on behalf of the restricted employee in that year under:

                        (i) A straight life annuity that is actuarial equivalent
            of the accrued benefit and other benefits to which the restricted employee is entitled under the plan (other than a social security supplement); and

                        (ii) A social security supplement, if any, that the
            restricted employee is entitled to receive.

                  (b) Restricted employee defined. For purposes of this Section 11.2, the term restricted employee generally means any HCE or former HCE. However, an HCE or former HCE need not be treated as a restricted employee in the current year if the HCE or former HCE is not one of the 25 nonexcludable employees and former employees of the employer with the largest amount of compensation in the current or any prior year.

                  (c) Benefit defined. For purposes of this paragraph (c), the term benefit includes, among other benefits, any periodic income, any withdrawal values payable to a living employee or former employee, and any death benefits not provided for by insurance on the employee's or former employee's life.

            11.3 Nonapplicability in certain cases. The restrictions in this
Section 11 do not apply, however, if any one of the following requirements is satisfied:

                        (i) After taking into account payment to or on behalf of
            the restricted employee of all benefits payable to or on behalf of that restricted employee under the Plan, the value of plan assets equals or exceeds 110 percent of the value of current liabilities, as defined in section 412(l)(7) of the Code.

                        (ii) The value of the benefits payable to or on behalf
            of the restricted employee is less than one percent of the value of current liabilities before distribution.

                        (iii) The value of the benefits payable to or on behalf
            of the restricted employee must not exceed the amount described in section 411(a)(11)(A) of the Code (restrictions on certain mandatory distributions).

            11.4 Determination of current liabilities. For purposes of this paragraph, the Committee may use any reasonable and consistent method for determining the value of current liabilities and the value of plan assets.

            11.5 This Section 11 shall be ineffective if the Internal Revenue Service determines that the provisions hereof are no longer necessary to qualify the Plan under section 401 of the Code.

SECTION 12. EMPLOYMENT WITH AFFILIATES, JOINT VENTURES, FOREIGN SUBSIDIARIES,
            PREDECESSORS AND IN A CAPACITY OTHER THAN AN EMPLOYEE; LEAVES OF ABSENCE; LEASED EMPLOYEES

            12.1 Any period during which a person is employed by an Affiliate (either before or after employment with the Company) shall be treated as employment as an Employee for all purposes of the Plan, except that (a) a person shall not become a Member during any such period and (b) such period shall not be considered Credited Service. If an Employee transfers from employment with the Company to employment with an Affiliate, his employment with the Company shall be deemed to terminate for purposes of the Plan at such time as he shall be employed by neither the Company nor an Affiliate and the salary paid to him by any such Affiliate shall be taken into account in determining his Salary. If an Employee is employed at the same time by the Company and one or more Affiliates during any period, he shall be treated for all purposes of the Plan as though his employment during such period were entirely with the Company.

            12.2 A Member who, at the request of the Company, is temporarily employed by a corporation in which the Company is a stockholder or by a joint venture or partnership in which the Company has an interest, shall be deemed to be an Employee for all purposes of the Plan during the period of such employment if he becomes an Employee after such period, and his regular salary during the period paid to him by the corporation, joint venture or partnership shall be deemed to be Salary within the meaning of Section 1.18 and his hours of service (determined in the same manner as in the case of an Employee of the Company) shall be deemed to be Hours of Service.

            12.3 Any United States citizen who is a salaried employee of a Foreign Subsidiary not covered by a collective bargaining agreement (unless the agreement provides otherwise) shall be deemed to be an Employee of the Company for all purposes of the Plan if (a) the Company has entered into an agreement applicable to the Foreign Subsidiary under section 3121(1) of the Code to provide United States Social Security coverage and (b) contributions under a funded plan of deferred compensation are not provided by any other person with respect to the remuneration paid to such citizen by the Foreign Subsidiary. His regular salary from the Foreign Subsidiary shall be deemed to be Salary and his hours of service (determined in the same manner as in the case of an Employee of the Company) shall be deemed to be Hours of Service. "Foreign Subsidiary" shall mean a corporation incorporated in a jurisdiction outside the United States (i) at least 20% of the voting stock of which is owned by the Company or (ii) more than 50% of the voting stock of which is owned by a foreign corporation described in clause (i).

            12.4 A person shall receive credit for any period of employment with a predecessor to the Company to the extent (a)provided by the Company in its discretion on a nondiscriminatory basis as to all persons similarly situated or
(b)required by section 414(a)(1) of the Code or regulations adopted pursuant to section 414(a)(2) of the Code.

            12.5 Any period during which a person is employed by the Company in a capacity other than as an Employee shall be treated as employment as an Employee for all purposes of the Plan except that (a) a person shall not become a Member during any such period and (b) such period shall not be considered Credited Service.

No credit shall be given under this Section for any period during which a person is not a common-law employee of the Company.

            12.6 An Employee shall not be deemed to have terminated his employment with the Company for the purpose of Sections 2 and 4.4 if he is on an unpaid leave of absence approved by the Company and if he becomes an Employee after the leave of absence. However, he shall not be credited with Hours of Service, Years of Service or years of Credited Service during such period. If he does not become an Employee after the leave, he shall be deemed to have terminated his employment at the beginning of the leave.

            12.7 In the case of any person who is a "leased employee" of the Company, the entire period (whether before or after January1, 1984) during which the individual performed services for the Company or any related company (within the meaning of Section 103(b)(6)(C) of the Code) shall be treated as service hereunder for all purposes of the Plan, except that (i) no person may become a Member during any such period and (ii) no person may accrue Credited Service during any such period (assuming such period is not being taken into account under any other provision of the Plan). A person who is performing services for the Company (and is not a common-law employee of the Company or Affiliate) shall be considered a leased employee if:

                        (i) such services are provided pursuant to an agreement
            between the Company and any other person (hereinafter referred to as the "leasing organization"),

                        (ii) such person has performed the services for the
            Company (or a related company, as defined above) on a substantially full-time basis for a period of at least one year,

                        (iii) such services are of a type historically
            performed, in the business field of the Company by employees, and

                        (iv) the person is not covered by a plan maintained by
            the leasing organization that constitutes a safe harbor plan under section 414(n) (5) of the Code.

                  In applying clause (iv) above, the Company may rely upon a written certification by the leasing organization as to whether an individual is covered by a plan of the type described.

SECTION 13. MISCELLANEOUS

            13.1 The establishment of the Plan shall not confer upon any Employee or Member the right to be continued in the employ of the Company, and the Company expressly reserves the right to discharge any Employee, whether or not a Member, whenever the interest of the Company, in its sole judgment and discretion, may so require.

            13.2 No benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefits shall be in any manner liable for, or subject to, the debts, contracts, liabilities, engagements, obligations, or torts of any Member.

            Notwithstanding the foregoing or anything elsewhere in the Plan to the contrary, all benefits shall be paid under the Plan which are required to be paid under the terms of any domestic relations order constituting a "qualified domestic relations order" under ERISA, in such manner and to such person or persons as such order shall specify.

            The Committee shall establish reasonable procedures for determining the qualified status of any domestic relations order and for administering distributions under any such order. If any payments are required to be made hereunder to any person under the terms of a qualified domestic relations order on or after the earliest date the Member is eligible to retire early, but before his actual retirement, the benefit payable hereunder shall be the portion of the Member's benefit specified in such order, not taking into account the present value of any subsidy for early retirement. Accordingly, the amount payable prior to the date of the Member's actual retirement shall be based on the benefit that would be payable to the Member, if he had retired on the date payments to such other person are to begin and his benefit were reduced to reflect early commencement on the basis of the interest rate used by the Pension Benefit Guaranty Corporation (for the purpose of valuing immediate annuities under terminating single employer pension plans) on the January 1 coincident with or next preceding the date benefits commence under the order and the 1979 George B. Buck Mortality Table for Males rated back one year.

            13.3 The provisions of the Plan shall be governed by and construed in accordance with ERISA and the laws of the State of New York.

            13.4 The Plan shall not merge or consolidate with, or transfer its assets and liabilities to, any other plan, unless each Member, spouse and beneficiary would receive a benefit, were such other plan to terminate immediately after such merger, consolidation or transfer, at least equal to the benefit he would have received if the Plan had terminated immediately before such merger, consolidation or transfer.

            13.5 Any retirement benefit payment made under the Plan will be subject to any applicable income tax withholding requirements. For this purpose, the Committee shall provide the Trustee with any information that the Trustee needs to satisfy such withholding obligations and with any other information that may be required by regulations promulgated under the Code.

            13.6 To the extent and in the manner required by ERISA, each Member and beneficiary who receives an eligible rollover distribution (as defined by the Code) from the Plan shall be notified of the special Federal income tax provisions applicable to such distribution.

            13.7 The Employees' Retirement Plan of Trans-Con Construction Co., Inc., as applied to all participants therein (including their beneficiaries) (the "Trans-Con Plan"), was merged into the Plan as of December 31, 1987. The priority categories set forth in Section 9.1 shall be modified in the manner described in section 1.414(1)-1(e) of the Code and section 1.414(1)-1(f) of the Treasury regulations. The Committee shall take such steps as are required to assure that such data is maintained as is required under section 1.414(1)-1(i) of the Treasury regulations.

            Where applicable, any election made under the Trans-Con Plan (or considered to have been under such plan) shall be considered an election under the comparable provisions of the Plan.

            13.8 The Employees' Retirement Plan of Universal Construction Company, Inc., as applied to all participants therein (including their beneficiaries) (the "Universal Plan"), was merged into the Plan as of April 1, 1988. The priority categories set forth in Section 9.1 shall be modified in the manner described in section 1.414(1)-1(e) of the Code and section 1.414(1)-1(f) of the Treasury regulations. The Committee shall take such steps as are required to assure that such data is maintained as is required under section 1.414(1)-1(i) of the Treasury regulations.

            Where applicable, any election made under the Universal Plan (or considered to have been under such plan) shall be considered an election under the comparable provisions of the Plan. In accordance with the Universal Plan, in the case of an Employee who is a Member in the Universal Plan at the time such Plan is merged into this Plan and who was a Member in the Universal Plan on January 1, 1983, any period prior to January 1, 1983 during which such Employee was employed by H.W. Pearce, Incorporated or any subsidiary of H.W. Pearce, Incorporated shall be treated as employment as an Employee hereunder for purposes of determining such Member's years of Credited Service, except that in no event shall any Credited Service be given for periods prior to July 1, 1976.

SECTION 14. TOP-HEAVY PROVISIONS

            If the Plan is or becomes a Top-Heavy Plan in any calendar year beginning after 1983, the provisions of this Section 14 will supersede any conflicting provisions of the Plan.

            14.1 For purposes of this Section 14 the following definitions will apply:

                        (i) "Key Employee" shall mean any employee of the
            Company or an Affiliate who is a key employee within the meaning of section 416(i) of the Code.

                        (ii) "Top-Heavy Plan" shall mean the Plan for any
            calendar year beginning after 1983 in which the Top-Heavy Ratio exceeds 60%. Such determination shall be made as of January 1 of each year, or as of such other date or dates as may be the valuation date used by the Plan for minimum funding purposes (the "Determination Date"), based on the value of the Plan benefits on such date.

                        (iii) "Top-Heavy Ratio" shall mean the ratio for (1) the
            account balances (in the case of a defined contribution plan) and present value of accrued benefits (in the case of a defined benefit plan) for Key Employees under all plans in the Aggregation Group to
            (2) the account balances and present value of accrued benefits for all employees in all plans in the Aggregation Group, calculated as of the applicable Determination Date in accordance with section 416 of the Code and regulations thereunder (and with the present value of accrued benefits to be determined on the basis of the 1979 George
            B. Buck Mortality Table for Males rated back one year and an interest rate of 5% per annum).

                        (iv) "Aggregation Group" means the Plan and any other
            plan of the Company or an Affiliate which either (a) covers a Key Employee or (b) is required to be aggregated with the Plan or any such other plan in order for any such plan to satisfy the requirements of section 401(a)(4) or 410(b) of the Code, together with any other plan of the Company or any Affiliate but only if such inclusion would cause the Plan to not be a Top-Heavy Plan and the resulting Aggregation Group would satisfy the requirements of sections 401(a)(4) and 410(b) of the Code.

            14.2 For any calendar year in which the Plan is a Top-Heavy Plan, the nonforfeitable interest of a Member who terminates employment other than by death or retirement shall be determined under the following schedule:

                    Years of Service          Vesting Percentage
                    ----------------          ------------------

                    2 but fewer than 3........................20%

                    3 but fewer than 4........................40%

                    4 but fewer than 5........................60%

                    5 but fewer than 6........................80%

                    6 or more................................100%

            Notwithstanding the foregoing, if after having previously been a Top-Heavy Plan, the Plan is no longer a Top-Heavy Plan in any calendar year, the vesting schedule set forth above shall no longer apply (and vesting shall be determined under otherwise applicable Plan provisions), except that (i) such schedule shall continue to apply (with respect to his entire accrued benefit) to a Member who has at least three Years of Service at the beginning of the calendar year in which the Plan ceases to be a Top-Heavy Plan and (ii) in the case of any other Member, with respect to his accrued benefit as of the beginning of such calendar year, the vesting percentage applicable shall not be less than the percentage applicable under the above schedule as of the beginning of such calendar year.

            14.3. (a) Notwithstanding any other provision in this Plan if in any calendar year the Plan is a Top-Heavy Plan, the Retirement Allowance of any Member (other than a Key Employee), payable as a life annuity commencing at Normal Retirement Date, shall not be less than:

                        (i) the product of the Member's average compensation for
            the "testing period" (as determined under section 416(c)(1)(D) of the Code) multiplied by the lesser of (A) 2% multiplied by the number of years of employment after December 31, 1983 during which years the Plan is a Top-Heavy Plan or (B) 20% minus

                        (ii) the Member's cumulative annual retirement benefit
            under all other tax-qualified retirement plans maintained by the Company of an Affiliate.

                  The amount of the reduction applicable under (ii) above shall be determined by conversion of the Member's accrued benefit under each other tax-qualified retirement plan into an actuarially equivalent life annuity commencing at Normal Retirement Date, disregarding any portion of such benefit that is attributable to contributions made by the Member.

                  The minimum accrual is determined without regard to any Social Security benefit. The minimum accrual applies even though under other Plan provisions the Member would not otherwise be entitled to receive an accrual, or would have received a lesser accrual, for the calendar years in which the Plan is a Top-Heavy Plan because (A) his compensation is less than a stated amount, (B)he is not employed on the last day of the accrual computation period or (C) the Plan is integrated with Social Security.

                  (b) For purposes of computing the minimum accrued benefit, compensation will include all compensation, as that term is defined for purposes of Section 10.1 and subject to section 401(a)(17) of the Code. If the Plan becomes a Top-Heavy Plan, the maximum benefit limitations set forth in the Plan shall comply with section 416(h) of the Code.

SECTION 15. CESSATION OF ACCRUALS

            15.1 Effective as of March 31, 1991 the Plan was curtailed for accounting purposes and all benefits under the Plan ceased to accrue except as provided by Sections 16 and 17. Accordingly, in calculating the normal Retirement Allowance under Section 4.1(b) and Old Plan Benefit no additional Credited Service or compensation or changes in the Social Security wage base after March 31, 1991 shall be considered other than for purposes of determining the denominator of the fraction described in Section 1.1(a). Effective as of January 1, 1994 and only in respect of Credited Service after that date, the Cash Balance Benefit shall accrue in accordance with the provisions of the Plan.

SECTION 16. EARLY RETIREMENT WINDOW

            16.1 A Member who performs an Hour of Service on or after May 1, 1991 and who has completed five or more Years of Service and attained age 62 as of March 31, 1991 shall be entitled to the enhanced retirement benefit described below, provided the Member notifies the Committee of his retirement by written application prior to July 1, 1991.

                        (i) Notwithstanding the other provisions of the Plan, if
            such Member did not yet attain the age of 65 on July 1, 1991 he shall be automatically eligible for the following early retirement benefits in lieu of any early retirement benefits available under
            Section 4. The Member's early Retirement Allowance shall be an allowance commencing July 1, 1991, equal to the Member's Accrued Benefit computed on the basis of his Final Average Salary and Credited Service as of March 31, 1991. In addition, such Member shall receive $500 per month in addition to his normal Retirement Allowance until the Member attains 65 years of age. In the event a Member dies prior to attaining age 65 with a 100%, 75% or 50% joint and survivor annuity in effect, the Member's surviving spouse shall receive $500, $375 or $250 per month in addition to the 100%, 75% or 50% survivor annuity up to the date the Member would have attained age 65.

                        (ii) Notwithstanding the other provisions of the Plan,
            if such Member did attain an age of at least 65 on July 1, 1991, the Member's normal Retirement Allowance (and the survivor annuity, if any) shall be increased by 10 percent.

            Notwithstanding the preceding, the Members listed in Appendix E shall not be eligible to receive benefits under this Section 16.1.

SECTION 17. SUPPLEMENTAL RETIREMENT BENEFIT

            Active Members as of March 31, 1991 shall receive a supplemental retirement benefit, if any, as specified in Appendix F.

                                   * * * * * *

                  IN WITNESS WHEREOF, THE TURNER CORPORATION has caused this instrument to be executed as set forth herein, effective January 1, 1994 and subject to the receipt of a favorable determination letter from the Internal Revenue Service, by its duly authorized officer this ____ day of _________, 199_.

                                                     THE TURNER CORPORATION


                                                     By:
                                                        ------------------------

ATTEST:

By:
   ----------------------
   Secretary

                                   Appendix A1

                  EARNINGS CREDIT - AGGREGATE SUPPLEMENTAL RATE

      Let t =           Plan Year t, where Plan Year 1994 is denoted as t = 1.

      Let MVA(t) =      the market value account as of the end of any Plan
                        Year t.

      Let SNA(t) =      the stabilized notional account as of the end of any
                        Plan Year t. (ISNAt represents the initial calculation of SNAt as of the end of the Plan Year for which SNAt is being calculated).

      Let CBA(t) =      the aggregate of the actual Cash Balance Accounts as of
                        the end of the Plan Year t for all Members. (ICBAt represents the initial calculation of CBAt as of the end of the Plan Year for which CBAt is being calculated).

      Let r(t) =        the rate of return in any Plan Year t on a hypothetical
                        account with an asset mix of 65% in the Standard and Poor's 500 Index and 35% in the Lehman Bros.
                        Intermediate Government/Corporate Bond Index or any successor indices.

      Let f(t) =        the inflation rate in the Plan Year t as measured by the
                        United States Consumer Price Index for Urban Wage
                        Earners.

      Let C(t) =        the aggregate Pay-Based Credit made with respect to the
                        Plan Year t for all Members of the Plan as of the beginning of the Plan Year t and who have not reached their Benefit Commencement Date and who have a positive
                        Cash Balance Account as of the end of such Plan Year.

      Let E(t) =        the aggregate Pay-Based Credit made with respect to the
                        Plan Year t for all Employees who become Members of the Plan during the Plan Year t and who have not reached their Benefit Commencement Date as of the end of such Plan Year.

      Let B(t) =        the aggregate benefit payments made with respect to Plan
                        Year t from the Cash Balance Accounts.

      Calculate the following:

      MVA(t) = MVAt-1 x (1 + rt) - Bt x (1 + rt)1/2 + Ct + Et

      ISNAt = SNAt-1 x (1.06 + ft) - Bt x (1.06 + ft)1/2 + Ct + Et

      SNAt = ISNAt + 0.5 x (MVA(t) - ISNA(t))

      ICBA(t) =   the aggregate of Members' Cash Balance Accounts as of the
                  end of Plan Year t after reflecting the Pay-Based Credit and guaranteed 4.5% Earnings-Based Credit for such Plan Year.


                                      A1-1

                                   Appendix A2

               EARNINGS CREDIT - AGGREGATE SUPPLEMENTAL ALLOCATION

      The aggregate supplemental allocation made to the Cash Balance Accounts at the end of the Plan Year t shall be calculated as follows:

      (a)   If MVA(t) exceeds ICBA(t):

            the smaller of (MVA(t) - ICBA(t)) and (SNA(t) - ICBA(t)), but in no event less than zero.

      (b)   If MVAt is less than or equal to ICBA(t):

            no supplemental allocation will be made.

      The aggregate supplemental allocation as determined above shall then be apportioned among all Members as of the end of the Plan Year t, for whom such allocation is applicable, as follows:

      (a)   Determine the supplemental rate such that:

            Aggregate supplemental allocation =

            (sigma) (phi) (CBA(t)-1 + C(t)) x (1 + supplemental rate)
              F.

          + (sigma) (phi) E(t) x (1 + supplemental rate)/p/
              P.

      where:

            (1) Summation over F refers to all Members of the Plan as of the beginning of the Plan Year t and who have not reached their Benefit Commencement Date as of the end of such Plan Year, and who have a positive Cash Balance Account as of the end of each such Plan Year.

            (2) Summation over P refers to all Employees who become Members of the Plan during the Plan Year t and who have not reached their Benefit Commencement Date as of the end of such Plan Year, and who are Members as of the end of such Plan Year.

            (3) p is the fractional part of the Plan Year in which an Employee who becomes a Member of the Plan during the Plan Year t and who has not reached his Benefit Commencement Date and who is a Member as of end of such Plan Year is a Member.

      (b) Apportion the aggregate supplemental allocation among all Members as of the end of the Plan Year t for whom such allocation is applicable, as follows:

            (1) For a Member i of the Plan as of the beginning of the Plan Year t and who has not reached his Benefit Commencement Date as of the end of such Plan Year and has a positive Cash Balance Account as of the end of such Plan Year:

                  CBA/i/(t) = (CBA/i/(t-1) + C/i/(t)) x (1 + supplemental rate)


                                      A2-1

            (2) For an Employee i who becomes a Member of the Plan during the Plan Year t and who has not reached his Benefit Commencement Date and who is a Member as of the end of such Plan Year:

                  CBA/i/(t) = E/i/(t) x (1 + supplemental rate)/p/


                                      A2-2

                                   Appendix B

                                ACTUARIAL FACTORS

                  B.1 Section 4.6(a), Options With Respect to Old Plan Benefits. If the allowance payable to a Member, or on his behalf, is payable under
      Section 4.6(a), under Option 2, 3 or 4 of Section 4.7(a) or under Section 4.8, the benefit payable with respect to a Member's Old Plan Benefit as a life annuity shall be multiplied by the applicable reduction factor indicated in the following table:

                     FACTORS IF MEMBER'S AND BENEFICIARY'S
                      NEAREST AGES AT REQUIREMENT ARE EQUAL
                     -------------------------------------

           NEAREST AGE AT                  (A)            (B)            (C)
        BENEFIT COMMENCEMENT               100%            75%            50%
 ----------------------------------      --------       --------       ------
                 55                        82.30          86.11         90.30

                 56                        81.86          85.75         90.02

                 57                        81.42          85.39         89.74

                 58                        80.98          85.02         89.46

                 59                        80.54          84.66         89.18


                 60                        80.10          84.29         88.90

                 61                        79.66          83.94         88.62

                 62                        79.22          83.56         88.34

                 63                        78.78          83.19         88.06

                 64                        78.34          82.82         87.78

                 65                        77.90          82.46         87.50

                 66                        77.46          82.10         87.22

                 67                        77.02          81.74         86.94

                 68                        76.58          81.38         86.66

                 69                        76.14          81.02         86.38


                 70                        75.70          80.66         86.10

            The reduction factor will increase (or decrease) by 0.8%, in the case of (A), by 0.67%, in the case of (B) and by 0.5%, in the case of (C), for each year that the beneficiary is older (or younger) than the Member, except that the applicable factor shall not exceed 99%. Factors for ages greater than 70 decrease by 0.44% per year in the case of (A), by 0.36% per year in the case of (B) and by 0.28% per year in the case of (C).

            B.2 Option 5 of Section 4.7(a). With respect to any Old Plan Benefit, if the allowance payable to a Member, or on his behalf, is payable under Option 5 of Section 4.7(a), the benefit payable as a life annuity shall be multiplied by the applicable reduction factor indicated in the following table:

                    NEAREST AGE AT
                 BENEFIT COMMENCEMENT                 FACTORS
                 --------------------                 -------
                          55                            97.7%

                          56                            97.4

                          57                            97.1

                          58                            96.7

                          59                            96.3

                          60                            95.8

                          61                            95.3

                          62                            94.7

                          63                            94.0

                          64                            93.2

                          65                            92.4

                          66                            91.5

                          67                            90.5

                          68                            89.5

                          69                            88.3

                          70                            87.1

                  Factors for ages greater than 70 decrease by 1.2% per year.

            B.3 Lump-Sum Payment. With respect to any Old Plan Benefit, the amount of any lump-sum payment calculated under Section 4.7(c), Section 4.8(e), or Section 9 shall equal the lump-sum value of the allowance that would be payable under Option 1 commencing on the Member's Normal Retirement Date (or the date of his actual retirement if later) with such lump-sum value to be based on the 1979 George B. Buck Mortality Table for Males rated back one year and the interest rates used by the Pension Benefit Guaranty Corporation for the purpose of valuing lump sums under terminating single employer pension plans on January 1 of the calendar year in which the benefits are first payable.

            The foregoing interest rate assumptions shall also apply for purposes of determining the amount of any death benefit payable in a lump sum under Option 5 of Section 4.7(a). The amount of any lump-sum payment of a Member's Cash Balance Benefit shall be equal to the amount of the Member's Cash Balance Account. Any lump-sum payment provided under the Plan shall not be less than the Actuarially Equivalent lump-sum value of the Member's benefit under the Plan, determined using the interest rate or rates which would be used by the Pension Benefit Guaranty Corporation (the "PBGC") for purposes of determining the present value of the Member's benefits under the Plan if the Plan had terminated within the first month of the Plan Year in which the distribution is to be made with insufficient assets to provide benefits guaranteed by the PBGC on that date.

            B.4 Restoration to Service. If a Member retires or terminates his service prior to the completion of 5 years of Credited Service following a prior restoration to service as provided under Section 4.10 or in the case of a Member who has postponed retirement as provided under Section 4.2(b) and commenced receiving benefits required under Code section 401(a)(9) his annual benefit payable as a life annuity on such subsequent retirement or termination shall be reduced by subtracting an amount determined by dividing the aggregate dollar amount of the benefits received prior to restoration to service or pursuant to Code section 401(a)(9) by the applicable reduction factor indicated in the following table:

                             FACTOR TO DETERMINE ANNUAL                                 FACTOR TO DETERMINE ANNUAL
NEAREST AGE AT SUBSEQUENT      BENEFIT COMMENCING AT       NEAREST AGE AT SUBSEQUENT        BENEFIT COMMENCING
      PAYMENT DATES              NORMAL RETIREMENT              PAYMENT DATES                  IMMEDIATELY
-------------------------    --------------------------    -------------------------    --------------------------
        30 and below                      1.0                         65                          10.0

          31 - 35                         1.5                         66                           9.7

          36 - 40                         2.0                         67                           9.4

          41 - 45                         2.5                         68                           9.1

          46 - 50                         3.5                         69                           8.8


          51 - 54                         5.0                         70                           8.5

             55                          12.0                         71                           8.3

             56                          11.8                         72                           8.0

             57                          11.6                         73                           7.7

             58                          11.4                         74                           7.4

             59                          11.2                         75                           7.1

             60                          11.0

             61                          10.8

             62                          10.6

             63                          10.4

             64                          10.2

            Factors for ages not shown in the table above shall be computed on a basis consistent with that used to compute the factors set forth in the table above.

      B.5 Calculation of Adjustments of Maximum Benefits Under Section 10.

                  ACTUARIAL EQUIVALENT FACTORS FOR ADJUSTMENTS
                               OF MAXIMUM BENEFITS

                         FACTOR A                                                    FACTOR B
                         --------                                                    --------
  NEAREST AGE AT BENEFIT          IF SOCIAL SECURITY                           NEAREST AGE AT BENEFIT
       COMMENCEMENT                RETIREMENT AGE IS                             COMMENCEMENT/FACTOR
       ------------                -----------------                             -------------------

                               65         66         67          AGE          Factor          AGE          Factor

            55                 .450       .422       .394         25           .155           41             .389

            56                 .486       .455       .425         26           .164           42             .413

            57                 .526       .493       .460         27           .173           43             .440

            58                 .569       .533       .498         28           .183           44             .469

            59                 .618       .579       .540         29           .193           45             .499

            60                 .672       .630       .588         30           .205           46             .533

            61                 .732       .686       .641         31           .216           47             .569

            62                 .800       .750       .700         32           .229           48             .608

            63                 .867       .800       .750         33           .242           49             .651

            64                 .933       .867       .800         34           .257           50             .697

            65                1.000       .933       .867         35           .272           51             .747

            66                1.106      1.000       .933         36           .288           52             .802

            67                1.228      1.110      1.000         37           .306           53             .862

            68                1.367      1.236      1.114         38           .324           54             .928

            69                1.529      1.382      1.245         39           .344           55            1.000

            70                1.716      1.551      1.397         40           .366

--------------------------------------------------------------------------------
Notes: (1) These factors, used to determine actuarial adjustments under Section
       10, are determined on the same mortality basis underlying all other factors of this Appendix A and an interest rate of 5% per annum.

       (2) The actuarial adjustment to the dollar maximum benefit limitation in
       Section 10 is determined by multiplying the dollar maximum by Factor A, using the Member's age at the date Retirement Allowance payments begin; if the Member's age is less than 55 when Retirement Allowance payments begin, the result so determined for age 55 is then multiplied by Factor B.

            B.6 Actuarial Equivalents of Cash Balance Accounts. For purposes of determining the amount of Cash Balance Benefits, the actuarial factors used shall be the 1989 Buck Mortality Table weighted 80% for males and 20% for females and the interest rates used by the Pension Benefit Guaranty Corporation for purposes of valuing lump sums under terminating single employer pension plans on January 1 of the calendar year in which the Cash Balance Benefits are first payable.

            B.7 Other Situations. In situations not covered by the above and except as otherwise specifically provided in the Plan, whenever the term "Equivalent Actuarial Value," "Equivalent Value" or "actuarially increased" or any term of similar import is used herein, the actuarial factors (determined as of the January 1 of the calendar year in which the applicable benefits for which the determination is being made are first payable) shall be based on a 6% rate of interest and the 1979 George B. Buck Mortality Table for Males rated back one year.

                                                                   July 27, 1988

                                   Appendix C

              Special Provisions Applicable to Former Participants
                       in The Lacona, Inc. Retirement Plan

            Effective as of September 30, 1988, The Lacona, Inc. Retirement Plan (the "Lacona Plan") shall be merged into the Plan. In connection with such merger, the provisions of this Appendix B shall apply, effective September 30, 1988, notwithstanding any provisions elsewhere in the Plan to the contrary.

            1. The following special provisions shall apply to any person who is a participant in the Lacona Plan immediately prior to September 30, 1988 ("Lacona Participant"), except as otherwise provided in paragraph 2 below:

            (i) Each Lacona Participant shall become a Member of the Plan on September 30, 1988.

            (ii) The accrued pension benefit of each Lacona Participant under the Plan in respect of periods of service as an employee of Lacona, Inc. ("Lacona") prior to January 1, 1989 shall be determined solely in accordance with the provisions of the Lacona Plan as in effect immediately prior to September 30, 1988 based solely on his "Credited Service" (as defined in the Lacona Plan) on December 31, 1988 or any earlier date on which the Lacona Participant ceases to be an employee of Lacona; provided, however, that for the purpose of determining such accrued benefit under the provisions of the Lacona Plan, "Final Average Earnings" and "Social Security Amount," each as defined in the Lacona Plan, shall be determined at the date of such Participant's actual retirement or other termination of employment under the Plan.

            (iii) The accrued pension benefit of each Lacona Participant in respect of periods of service as an employee of Lacona from and after January 1, 1989 or as an employee of any Company (other than Lacona) shall be determined solely in accordance with the provisions of the Plan; provided, however, that for the purpose of determining such accrued benefit under the provisions of the Plan, service (and compensation in respect thereof) as an employee of Lacona shall be included in the determination of such Participant's Final Average Salary as defined in the Plan.

            (iv) For purposes of determining entitlement to an early or a deferred vested Retirement Allowance under the Plan, "Vesting Years," as defined in the Lacona Plan, shall be considered "Years of Service" under the Plan and, where applicable, any election made under the Lacona Plan shall be considered an election under the comparable provisions of the Plan.

            (v) Any Lacona Participant who retires or otherwise terminates employment (other than by death) after attainment of age 60 and completion of at least five Years of Service shall be eligible for an early Retirement Allowance under the Plan.

            (vi) Any Lacona Participant who retires or otherwise terminates employment (other than by death) after completion of at least 10 Years of Service but prior to age 60 shall be eligible to have a deferred vested Retirement Allowance under Section 4.4 of the Plan commence before Normal Retirement Date.

            (vii) Any Lacona Participant who retires between ages 60 and 65 may elect to have the portion of his accrued benefit under clause (ii) above payable in the form of an actuarially equivalent Social Security Leveling Option (with the remaining portion, under clause (iii) above, to be payable in the form of Option 1, which is a straight life annuity). Under the Social Security Leveling Option, the Participant's payments before commencement of his Social Security benefit are larger than the payments thereafter, so that the total income is approximately level. The actuarial factors used to make such adjustment shall be a 7% rate of interest and the 1979 George B. Buck Mortality Table for Males rated back one year.

            2. Any Lacona Participant who because of prior retirement or other termination of employment is no longer employed by Lacona (or any Affiliate thereof) on September 30, 1988 shall be entitled to benefits under the Plan in respect of his prior service which shall be determined in all respects in accordance with the terms of the Lacona Plan as in effect immediately prior to September 30, 1988, except that any such Lacona Participation whose employment with Lacona was terminated in 1988 in connection with Lacona's cessation of operations shall be fully vested in his accrued benefit for purposes of determining eligibility for a vested benefit under the terms of the Lacona Plan.

            3. Effective September 30, 1988, all assets and liabilities of the Lacona Plan shall become assets and liabilities of the Plan.

            4. In connection with the merger of the Lacona Plan into the Plan, the priority categories set forth in Section 9 of the Plan shall be modified in the manner described in Treasury regulations section 1.414(1)-1(e) and section 1.414(1)-1(f). The Committee shall take such steps as are required to assure that such data is maintained as is required under Treasury regulations section 1.414(1)-1(i).

                                                                December 6, 1988

                                   Appendix D

              Special Provisions Applicable to Former Participants
                  in The Lathrop Company, Inc. Retirement Plan

            Effective as of December 31, 1988, The Lathrop Company, Inc. Retirement Plan (the "Lathrop Plan") shall be merged into the Plan. In connection with such merger, the provisions of this Appendix C shall apply, effective December 31, 1988, notwithstanding any provisions elsewhere in the Plan to the contrary.

            5. Each person who is a participant in the Lathrop Plan immediately prior to December 31, 1988 ("Lathrop Participant") shall become a Member of the Plan on December 31, 1988.

            6. The following special provisions shall apply to any employee who is a Lathrop Participant, except as otherwise provided in paragraph 3 below:

            (i) With respect to each Lathrop Participant who is an Employee on December 31, 1988, his accrued pension benefit (payable annually in the form of a straight life annuity commencing at Normal Retirement Date) under the Plan in respect of periods of service prior to January 1, 1989 shall be determined solely in accordance with the benefit accrual formula of the Lathrop Plan as in effect immediately prior to December 31, 1988 based solely on his "Credited Service," "Final Average Earnings" and "Social Security Amount" (each as defined in the Lathrop Plan) on December 31, 1988.

            (ii) With respect to each Lathrop Participant who is an Employee on December 31, 1988, no benefit shall accrue for any period prior to January 1, 1989, other than the accrued benefit described in subparagraph (i) above, and his accrued pension benefit (payable annually in the form of a straight life annuity commencing at Normal Retirement Date) under the Plan in respect of periods of service from and after January 1, 1989 shall be determined solely in accordance with the provisions of the Plan; provided, however, that for the purpose of determining such accrued benefit under the provisions of the Plan, compensation prior to January 1, 1989 shall be taken into account (as if paid by a Company) in the determination of such Participant's Final Average Salary as defined in the Plan.

            (iii) For purposes of determining entitlement to an early or a deferred vested Retirement Allowance under the Plan, periods of employment with The Lathrop Company, Inc. ("Lathrop") prior to January 1, 1989 shall be taken into account (as if such employment were with a Company) in determining his "Years of Service" under the Plan.

            (iv) Any Lathrop Participant who retires or otherwise terminates employment (other than by death) after attainment of age 60 and completion of at least five Years of Service shall be eligible for an early Retirement Allowance under the Plan.

            (v) Any Lathrop Participant who retires or otherwise terminates employment (other than by death) after completion of at least 10 Years of Service but prior to age 60 shall be eligible to have a deferred vested Retirement Allowance under Section 4.4 of the Plan commence on the first day of any month after his 60th birthday and on or before Normal Retirement Date.

            (vi) Any Lathrop Participant who retires between ages 60 and 65 may elect to have the portion of his accrued benefit under clause (i) above payable in the form of an actuarially equivalent Social Security Leveling Option (with the remaining portion, under clause (ii) above, to be payable in the form of Option 1, which is a straight life annuity). Under the Social Security Leveling Option, the Participant's payments (under clause
      (i) above) before commencement of his Social Security benefit are larger than the payments (under clause (i) above) hereafter, so that the total income (under clause (i) above) is approximately level. The actuarial factors used to make such adjustment shall be a 7% rate of interest and the 1951 Group Annuity Mortality Table with projection to 1966.

            (vii) The amount payable (with respect to all amounts accrued under the Plan, including clause (i) and clause (ii) above) under any optional form of benefit to any Lathrop Participant may not be less than the actuarial equivalent of his accrued benefit under clause (i) above, based on a 7% rate of interest and the 1951 Group Annuity Mortality Table with projection to 1966.

            7. Any Lathrop Participant who, because of prior retirement or other termination of employment or any other reason is not an Employee on December 31, 1988 shall be entitled to benefits under the Plan in respect of his prior service which shall be determined in all respects in accordance with the terms of the Lathrop Plan as in effect immediately prior to December 31, 1988.

            8. Where applicable, any election made under the Lathrop Plan shall be considered an election under the comparable provisions of the Plan.

            9. Effective December 31, 1988, all assets and liabilities of the Lathrop Plan shall become assets and liabilities of the Plan.

                                   Appendix E

            Schedule of Members who are not eligible for a retirement benefit under Section 16:

                  J. Hunt Benoist
                  John H. Greenip
                  Harvey L. Hirst
                  Howard R. Corry
                  William E. McEnerney
                  Andrew C. Miller
                  Thomas B. Gerlach

                                   APPENDIX F

                         SUPPLEMENTAL RETIREMENT BENEFIT

    SOCIAL                                                MONTHLY SUPPLEMENTAL
SECURITY NUMBER                     NAME                   RETIREMENT BENEFIT
---------------                     ----                   ------------------
  ###-##-####               ANIBAL, FRED R.                       748.81

  ###-##-####               BACHERT, HARRY J.                      72.04

  ###-##-####               BARANSKI, RITA                         89.73

  ###-##-####               BARRETT, ELIZABETH A.                  24.10

  ###-##-####               BASIUS, F. L.                       2,252.55

  ###-##-####               BAUER, G. B.                          116.85

  ###-##-####               BECK, RALPH                         2,825.00

  ###-##-####               BELARSKI, BARBARA J.                   28.76

  ###-##-####               BERTKE, ROBERT J.                     528.53

  ###-##-####               BEYER, DONALD A.                      407.20

  ###-##-####               BOOTH, F. W.                        1,818.37

  ###-##-####               BREED, JOHN M.                        103.15

  ###-##-####               CANAVAN, W. F.                        190.27

  ###-##-####               CANTWELL, LEWIS M.                    141.49

  ###-##-####               CAPLAN, FLOYD                         133.13

  ###-##-####               CHAPMAN, JOHN H.                      221.20

  ###-##-####               CHOHLIS, ELLEN N.                      36.78

  ###-##-####               CLARK, RON S.                         423.66

  ###-##-####               CLARKE, R. S.                         109.91

  ###-##-####               CONWAY, A. J.                         126.69

    SOCIAL                                                MONTHLY SUPPLEMENTAL
SECURITY NUMBER                     NAME                   RETIREMENT BENEFIT
---------------                     ----                   ------------------
  ###-##-####               COOPER, THOMAS M.                   1,504.64

  ###-##-####               CORCORAN, PETER J.                    409.56

  ###-##-####               DAMIAO, ELENA M.                       42.73

  ###-##-####               DANTCHIK, SANDRA                       32.45

  ###-##-####               DAVIS, P. E.                          372.82

  ###-##-####               DEMAIO, PHYLLIS V.                $    35.08

  ###-##-####               DENMAN, D. E.                       2,235.06

  ###-##-####               DIPERNA, JOHN S.                      549.72

  ###-##-####               DIPPOLD, ALINE V.                     285.67

  ###-##-####               DITOMAS, E. E.                      1,184.09

  ###-##-####               DOYLE, R. W.                          162.97

  ###-##-####               DUCHARME, JOSEPH M.                   285.18

  ###-##-####               DUFFY, OWEN J.                        292.13

  ###-##-####               DWYER, JOANN C.                        35.85

  ###-##-####               ENGELBERTH, THEODORE E.               543.70

  ###-##-####               ENNIS, JAMES R.                       353.19

  ###-##-####               ESAU, RICHARD H.                       98.15

  900-00-0014               ETHERINGTON, DAVID F.                 289.56

  ###-##-####               FARIELLO, D. J.                        63.09

  ###-##-####               FASOLD, R. B.                         130.58

  ###-##-####               FEE, R. E.                          2,977.60

  ###-##-####               FOLSOM, RICHARD W.                    637.79

    SOCIAL                                                MONTHLY SUPPLEMENTAL
SECURITY NUMBER                     NAME                   RETIREMENT BENEFIT
---------------                     ----                   ------------------
  ###-##-####               FRONTAIN, ANDRE G.                    627.59

  ###-##-####               GENTRY, JIM C.                        407.50

  ###-##-####               GREENIP, J. H.                        411.79

  ###-##-####               GREENWOOD, JACK R.                    131.85

  ###-##-####               HARDT, W. F.                          378.42

  ###-##-####               HARP, LUCILLE GRACE                   132.23

  ###-##-####               HAVEN, KATHERINE                       17.02

  ###-##-####               HIRST, H. L.                        1,100.00

  ###-##-####               HOFFMAN, CLARENCE G.                   21.05

  ###-##-####               HOFFMAN, WILLIAM T.                     2.02

  ###-##-####               HOFFMANN, E. F.                   $   149.36

  ###-##-####               HORN, N. G.                         1,739.18

  ###-##-####               HOYT, R. M.                           484.96

  ###-##-####               HUBBARD, R. M.                        583.65

  ###-##-####               HUBBARD, THOMAS N.                     64.15

  ###-##-####               HUTH, GERALD S.                        20.52

  ###-##-####               IVORY, BRYAN                          844.80

  ###-##-####               JAMES, PAMELA M.                       11.78

  ###-##-####               JANCEK, E. P.                         945.06

  ###-##-####               JARBOE, R. W.                         456.38

  ###-##-####               JOHNSON, OTIS                         256.35

  ###-##-####               JOHNSON, RALPH W.                   2,537.50

    SOCIAL                                                MONTHLY SUPPLEMENTAL
SECURITY NUMBER                     NAME                   RETIREMENT BENEFIT
---------------                     ----                   ------------------
  ###-##-####               JONES, FREDERIC J.                     71.42

  ###-##-####               JONES, T. W.                          608.73

  ###-##-####               KELLIS, WILLIAM F.                    189.11

  ###-##-####               KEMP, JAMES C.                        360.00

  ###-##-####               KENNEDY, PAUL J.                       10.91

  ###-##-####               KERSTETTER, D. R.                   3,099.30

  ###-##-####               KESTING, JAMES B.                      66.97

  ###-##-####               KIDNEY, R. H.                       2,420.54

  ###-##-####               KNIGHT, GERALD D.                     409.61

  ###-##-####               KOLBE, HERMAN C.                    2,037.98

  ###-##-####               KUESHNER, ANDREW A.                    72.67

  ###-##-####               KUYPER, PIETER G.                      78.42

  ###-##-####               LAWRENCE, ANTHONY P.                   86.96

  ###-##-####               LODGE, GEORGE D.                      870.03

  ###-##-####               LOHRE, TERRY J.                       129.69

  ###-##-####               LOMBARDO, SAMUEL                        2.90

  ###-##-####               LOVEQUIST, G. P.                  $   125.75

  ###-##-####               LYNAM, PAUL D.                      2,133.59

  ###-##-####               LYNCH, E. A.                          410.34

  ###-##-####               MACTAGUE, DELIA B.                     71.46

  ###-##-####               MARSHALL, MARGARET D.                 209.74

  900-00-0017               MARTIN, ROGER                          27.53

    SOCIAL                                                MONTHLY SUPPLEMENTAL
SECURITY NUMBER                     NAME                   RETIREMENT BENEFIT
---------------                     ----                   ------------------
  ###-##-####               MASNER, DONN F.                        74.91

  ###-##-####               MCALLISTER, ROBERT J.                 243.46

  ###-##-####               MCBRIDE, R. G.                        395.15

  ###-##-####               MCCARROLL, LORRAINE J.                 78.68

  ###-##-####               MCCOOEY, E. D.                        458.99

  ###-##-####               MCCULLOUGH, J. A.                   2,979.14

  ###-##-####               MCCUNE, HOWARD G.                     190.47

  ###-##-####               MCENERNEY, W. E.                      148.51

  ###-##-####               MCLAUGHLIN, GERTRUDE F.               251.74

  ###-##-####               MCNEILL, ALFRED T.                  3,475.00

  ###-##-####               MEYER, D. L.                          395.62

  ###-##-####               MICKS, PATRICK J.                      83.95

  ###-##-####               MILLER, C. A.                         833.06

  ###-##-####               MOODY, WILLIAM                         27.30

  ###-##-####               MOORE, PRISCILLA M.                    54.39

  ###-##-####               MYERS, IRVING A.                      114.72

  ###-##-####               NEWTON, B. J.                       1,007.51

  ###-##-####               NOTEMYER, JOHN F.                   1,274.71

  ###-##-####               ODACHOWSKI, JOHN A.                   119.15

  ###-##-####               OLSAVICK, BERNARD J.                  231.28

  ###-##-####               ORTLIEB, J. R.                      1,122.80

  ###-##-####               O'CONNOR, MICHAEL V.                  322.78

    SOCIAL                                                MONTHLY SUPPLEMENTAL
SECURITY NUMBER                     NAME                   RETIREMENT BENEFIT
---------------                     ----                   ------------------
  ###-##-####               O'REILLY, G. R.                   $ 2,081.80

  ###-##-####               O'ROURKE, VIRGINIA R.                  52.43

  ###-##-####               O'TOOLE, MARGARET M.                   18.76

  ###-##-####               PARMELEE, H. J.                     3,475.00

  ###-##-####               PASTORE, PHILLIP R.                   236.21

  ###-##-####               PFLUGER, PENELOPE                     118.24

  ###-##-####               PHILLIPS, G. E.                       164.73

  ###-##-####               PIAZZA, ANTHONY                       145.10

  ###-##-####               PITT, A. G.                           514.76

  ###-##-####               PRANN, ROBERT S.                       36.42

  ###-##-####               QUINN, J. D.                          394.41

  ###-##-####               REAVES, W. S.                       1,199.30

  ###-##-####               REBOSIO, G. D.                        573.48

  ###-##-####               REGENOLD, W. R.                       507.91

  ###-##-####               RICHARDS, JACK A.                       7.90

  ###-##-####               ROBERTSON, J. A.                      142.91

  ###-##-####               ROSS, ROBERT P.                       279.44

  ###-##-####               ROTH, Y. M.                         2,625.00

  ###-##-####               ROWLAND, G. C.                        572.12

  ###-##-####               ROYAL, CLAUDE WILFRED                 153.45

  ###-##-####               SABIN, RITA A.                         12.89

  ###-##-####               SANCHEZ, A. P.                      2,754.26

    SOCIAL                                                MONTHLY SUPPLEMENTAL
SECURITY NUMBER                     NAME                   RETIREMENT BENEFIT
---------------                     ----                   ------------------
  ###-##-####               SANTANGELO, F. J.                     261.01

  ###-##-####               SAWYER, REGINA T.                     253.54

  ###-##-####               SCRIVNER, D. G.                       775.38

  ###-##-####               SCROPOS, TED                      $    40.85

  ###-##-####               SEDLAR, R. J.                         345.36

  ###-##-####               SHARPE, HELEN S.                        7.17

  ###-##-####               SHIVELY, R. E.                        244.16

  ###-##-####               SHUMAKER, WILLIAM A.                   34.97

  ###-##-####               SIBSON, D. B.                       3,075.00

  ###-##-####               SIGMAN, WAYNE S.                       24.69

  ###-##-####               SIMMS, W. FRANK                       112.40

  ###-##-####               SIMONFAY, S.                        1,102.10

  ###-##-####               SIRECI, G. EDWARD                     332.80

  ###-##-####               SLEETH, L. W.                         368.09

  ###-##-####               SMITH, ALEXANDER                      321.44

  ###-##-####               SMITH, J. H.                          551.23

  ###-##-####               SMITH, STANLEY S.                      70.41

  ###-##-####               STICKLEY, HELEN M.                     48.31

  ###-##-####               STRACESKI, CHARLENE A.                190.93

  ###-##-####               SUN, ING-SHAN                          37.84

  900-00-0030               TAYLOR, LANCE H.                      121.16

  ###-##-####               THOMAS, F. H.                         992.07

    SOCIAL                                                MONTHLY SUPPLEMENTAL
SECURITY NUMBER                     NAME                   RETIREMENT BENEFIT
---------------                     ----                   ------------------
  ###-##-####               TILKE, G. J.                          648.01

  ###-##-####               TURNIER, J. R.                        197.79

  ###-##-####               VICENS, LUCAS C.                       46.02

  ###-##-####               VITAL, FRANK                          198.87

  ###-##-####               WAHLBERG, ALLEN H.                  2,556.03

  ###-##-####               WALTER, KURT G.                       176.40

  ###-##-####               WANG, TONY T.                          51.53

  ###-##-####               WEISS, DAVID                           72.57

  ###-##-####               WENDLEK, RICHARD M.                    69.60

  ###-##-####               WHITE, BARBARA                    $    30.83

  ###-##-####               WHITE, G. H.                          109.02

  ###-##-####               WILCOX, L. C.                         246.27

  ###-##-####               WILLIAMS, C. W.                        22.85

  ###-##-####               WONG, KENNETH C.                       24.77

  ###-##-####               ZEPKA, VARSEN                          15.60

                                   APPENDIX G

                        Special Provisions Establishing a
                           Health Benefits Account and
                   Governing Certain Transfers to Such Account

            1. Effective as of January 1, 1994, there is hereby established as a part of the Plan a health benefits account (the "Health Benefits Account"). Effective as of January 1, 1994, the Health Benefits Account shall be responsible for the payment of all Qualified Current Retiree Health Liabilities of the Company on or after such date, except to the extent (i) the Company makes or elects to make (A) such payment directly or (B) other alternative arrangements for such payment, and (ii) the Company does not seek reimbursement from the Health Benefits Account therefor. For purposes of this Appendix G, payment of a Qualified Current Retiree Health Liability shall include (i) direct payment and (ii) reimbursement to the Company for its, and to an employee or former employee or spouse or dependent thereof for his or her, prior payment.

            2. The Company may direct that, once in any Transfer Year, an amount not in excess of the Excess Pension Assets be transferred to the Health Benefits Account; provided that, to the extent required by Section 420(b)(3) of the Code, no such Transfer shall exceed the amount reasonably estimated to be the amount that will be paid from the Health Benefits Account during the applicable Transfer Year for Qualified Current Retiree Health Liabilities that are with respect to the applicable Liability Determination Year. Each Transfer (and any income thereon) shall be used in its entirety in accordance with paragraph 7 of this Appendix G to pay Qualified Current Retiree Health Liabilities that are with respect to the applicable Liability Determination Year. To the extent required by Section 420(d)(2) of the Code, the Company shall not make any contributions to a "health benefits account," as defined in Section 420(e)(3) of the Code, or to a "welfare benefit fund," as defined in Section 419(e)(1) of the Code, with respect to any Qualified Current Retiree Health Liabilities with respect to which a Transfer is made.

            3. If, notwithstanding paragraph 2 of this Appendix G, any portion of a Transfer (and income allocable thereto) is not used as provided by the second sentence thereof, such portion shall be returned by the Health Benefits Account to the remainder of the Plan.

            4. The provisions of this paragraph shall apply to the establishment and maintenance of the Health Benefits Account:

      (a) All Transfers shall be credited to a separate account which shall be maintained under the Plan solely for recordkeeping purposes (the "Separate Account"). All funds accounted for in the Separate Account may, but need not be, invested together with any or all other assets of the Plan.

      (b) Plan assets attributable to the Health Benefits Account may not be used for, or diverted to, any other purpose (including the payment of pension benefits) prior to the satisfaction of all liabilities under this Appendix G to provide for the payment of Qualified Current Retiree Health Liabilities. Except as may otherwise be provided by paragraph 3 of this Appendix G, any amounts remaining in the Health Benefits Account upon the satisfaction of all obligations arising out of the operation of the Health Benefits Account shall be returned to the Company.

      (c) All reasonable expenses incurred in connection with the Health Benefits Account shall be paid by the Plan to the extent directed by the Committee, except to the extent paid by the Company. In the event of such a direction by the Committee, expenses shall be allocated to the Health Benefits Account or to the remainder of the Plan as determined by the Committee taking into account such legal rules as it deems necessary or appropriate; provided that, without limitation, expenses arising in connection with determining Excess Pension Assets and Qualified Current Retiree Health Liabilities, and thereby in connection with determining, consistently with the tax-qualified status of the Plan, the amount that may be the subject of a Transfer from the portion of the Plan not comprising the Health Benefits Account, shall be paid by the Plan other than from the Health Benefits Account, except to the extent paid by the Company.

      (d) To the extent required by Section 1.401-14(c)(6) of the Treasury Regulations (taking into account Section 420 of the Code where applicable), in the event an individual's interest (if any) in the Health Benefits Account is forfeited prior to the termination of the Plan, an amount equal to the amount of such forfeiture shall be applied as soon as practicable thereafter to reduce Company contributions and Transfers to fund Qualified Current Retiree Health Liabilities.

      (e) No payment of Qualified Current Retiree Health Liabilities shall be made with respect to any liability that (i) does not arise in connection with "retired employees, their spouses, or their dependents," within the meaning of Section 1.401-14(b)(1) of the Treasury Regulations, unless permitted by Section 420(a)(1) of the Code, or (ii) that arises in connection with an individual who is a "key employee" for purposes of
      Section 401(h)(6) of the Code or a spouse or dependent of such a "key employee," unless a separate account is established and maintained to the extent required by Section 401(h)(6) of the Code (taking into account
      Section 420(a)(1) of the Code).

            5. Section 420(c)(3) of the Code shall be satisfied with respect to each Transfer.

            6. The following definitions shall apply for purposes of this Appendix G:

      "Affected Employee" means, with respect to any Transfer, an individual who is an employee on such Transfer Date and a former employee who was an employee at any time during the one-year period ending on such Transfer Date.

      "Excess Pension Assets" means the excess, if any, of (i) the amount determined with respect to the Plan under Section 412(c)(7)(A)(ii) of the Code over (ii) the greater of (A) the amount determined with respect to the Plan under Section 412(c)(7)(A)(i) of the Code or (B) 125% of the Plan's "current liability," as defined in Section 412(c)(7)(B) of the Code. With respect to each Transfer, the determination under the foregoing sentence shall be made as of the most recent valuation date of the Plan preceding the Transfer.

      "Key Employee" means "key employee," as defined in section 416(i)(1) of the Code.

      "Liability Determination Year" shall mean, with respect to any Transfer, the applicable Transfer Year.

      "Qualified Current Retiree Health Liabilities" means "qualified current retiree health liabilities," as defined in Section 420(e)(1)(A) of the Code, other than liabilities of Key Employees not taken into account under
      Section 420(e)(1)(D) of the Code, which "qualified current retiree health liabilities" arise under or otherwise in connection with the welfare plans maintained from time to time by the Company. Notwithstanding the foregoing, Qualified Current Retiree Health Liabilities with respect to any Liability Determination Year shall be reduced by any amount previously contributed by the Company to a "health benefits account," as defined in
      Section 420(e)(3) of the Code, or to a "welfare benefit fund," as defined in Section 419(e)(1) of the Code, with respect to amounts that would, without regard to this sentence, be Qualified Current Retiree Health Liabilities with respect to such Liability Determination Year.

      "Transfer" means a transfer described in paragraph 2 of this Appendix G.

      "Transfer Date" means, with respect to any Transfer, the date of such Transfer.

      "Transfer Year" means any of calendar 1994 and 1995, and each such other year as may in the future be permitted under Section 420 of the Code.

            7. Each Transfer (and any income thereon) shall be used in its entirety to pay Qualified Current Retiree Health Liabilities that are with respect to the applicable Liability Determination Year (i) with or within, or as soon as administratively practicable after, the applicable Transfer Year, or, if later, (ii) as soon as administratively practicable after the receipt of an acceptable favorable determination from the Internal Revenue Service to the effect that this Appendix G does not adversely affect the tax-qualified status of the Plan under Section 401(a) if the Code.

            8. Nothing in this Appendix G shall be construed to, or does, prevent or otherwise restrict the amendment or termination of, without limitation, the Plan, the Health Benefits Account or any welfare plan.

                                                               Exhibit 10(c)(xi)

EXHIBIT A

                                AMENDMENTS TO THE
        EMPLOYEE' CASH BALANCE RETIREMENT PLAN OF THE TURNER CORPORATION

1. Article 1 is amended effective June 1, 1998 by adding the following paragraphs at the end thereof:

      "1.39 IRS Interest Rate shall mean the annual rate of interest on 30-year Treasury Securities, as specified by the Commissioner of Internal Revenue for the second full calendar month preceding the applicable Stability Period.

      1.40 IRS Mortality Table shall mean the mortality table prescribed by the Secretary of the Treasury under Code Section 417(e)(3)(A)(ii)(l) as in effect on the first day of the applicable Stability Period.

      1.41 Stability Period shall mean the Plan Year in which occurs the Benefit Commencement Date for the distribution."

2. Section 4.7(c) is amended effective June 1, 1998 by deleting it in its entirety and substituting the following:

      "Notwithstanding any provision of the Plan to the contrary, for distributions the payment of which has commenced prior to June 1, 1998, if the Equivalent Actuarial Value of the Retirement Allowance payable to any Member (commencing on the earliest Benefit Commencement Date permitted under the Plan and as determined subject to Section B.3 of Appendix B) does not exceed $3,500 on the date of his retirement or other termination of employment, the Committee shall provide that the Member shall receive his Retirement Allowance in the form of a lump-sum payment as of such date. For distributions the payment of which has not commenced prior to June 1, 1998, if the Equivalent Actuarial Value of the Retirement Allowance payable to any Member (commencing on the earliest Benefit Commencement Date permitted under the Plan and as determined subject to Section B.3 of Appendix B) does not exceed $5,000 on the date of his retirement or other termination of employment, the Committee shall provide that the Member shall receive his Retirement Allowance in the form of a lump-sum payment as of the later of June 1, 1998 or such date.

3. Section 4.8(e) is amended effective June 1, 1998 by deleting it in its entirety and substituting the following:

      "Notwithstanding the foregoing, for allowances the payment of which has commenced prior to June 1, 1998, if the Equivalent Actuarial Value of the allowance payable to any surviving spouse under this Section 4.B does not exceed $3,500 on the date of the Member's death, the Committee shall provide that such surviving spouse shall receive such allowance in the form of a lump-sum payment as of such date. For allowances the payment of which has not commenced prior to June 1, 1998, if the Equivalent Actuarial Value of the allowance payable to such a surviving spouse under this
      Section 4.8 does not exceed $5,000 on the date of the Member's death, the Committee shall provide that such surviving spouse shall receive such allowance in the form of a lump-sum payment as of the later of June 1, 1998 or such date."

4. Section B.3 of Appendix B is amended effective June 1, 1998 by deleting it in its entirety and substituting the following:

      Lump Sum Payment. For distributions commencing prior to June 1, 1998, with respect to any Old Plan Benefit, the amount of any lump-sum payment calculated under Section 4.7(c), Section 4.8(e), or Section 9 shall equal the lump-sum value of the allowance that would be payable under Option 1 commencing on the Member's Normal Retirement Date (or the date of his actual retirement, if later) with such lump-sum value to be based on the 1979 George B. Buck Mortality Table for Males rated back one year and the interest rates used by the Pension Benefit Guaranty Corporation for the purpose of valuing lump sums under terminating single employer pension plans on January 1 of the calendar year in which the benefits are first payable. For distributions commencing on or after June 1, 1998, the lump-sum value of any distribution calculated pursuant to the preceding sentence shall be based on the IRS Interest Rate and the IRS Mortality Table. The interest rate assumptions set forth in the preceding sentence shall also apply for purposes of determining the amount of any death benefit payable in a lump sum under Option 5 of Section 4.7(a). The amount of any lump-sum payment of a Member's Cash Balance Benefit shall be equal to the amount of the Member's Cash Balance Account."

5. Section B.5 of Appendix B is amended effective June 1, 1998 by adding the phrase

      "(Effective For Distributions Commencing Prior to June 1, 1998)" after the heading

      "ACTUARIAL EQUIVALENT FACTORS FOR ADJUSTMENTS OF MAXIMUM BENEFITS" and inserting the following paragraph at the end of the Section:

      "For distributions commencing on or after June 1, 1998, the maximum benefit that may be paid commencing at any age shall be of Equivalent Actuarial Value to the maximum benefit payable to the Member at the Member's Social Security Retirement Age based on the IRS Interest Rate and IRS Mortality Table."

6. Section B.6 of Appendix B is amended effective June 1, 1998 by deleting it in its entirety and substituting the following:

      "Actuarial Equivalent of Cash Balance Accounts. For purposes of determining the amount of Cash Balance Benefits the earliest Benefit Commencement Date of which is prior to June 1, 1998, the actuarial factors used shall be the 1989 Buck Mortality Table weighted 80% for males and 20% for females and the interest rates used by the Pension Benefit Guaranty Corporation for purposes of valuing lump sums under terminating single employer pension plans on January 1 of the calendar year in which the Cash Balance Benefits are first payable. For purposes of determining the amount of Cash Balance Benefits the earliest Benefit Commencement Date of which is on or after June 1, 1998, the actuarial factors used shall be the IRS Interest Rate and the IRS Mortality Table."

                             Third Amendment to the
        Employees' Cash Balance Retirement Plan of The Turner Corporation

Effective June 1, 1998, the Employees' Gash Balance Retirement Plan of The Turner Corporation (Amended and Restated as of January 1, 1994) (the "Plan") is amended, as follows:

1. Section 3.1 is deleted and replaced with the following Sections 3.1 and 3.2:

      "3.1 In the case of an Employee who is credited with at least one Hour of Service in a Plan Year beginning on or after January 1, 1988, service credited under the Plan shall include all full calendar months of employment as an Employee without regard to the Employee's Normal Retirement Date. For purposes of benefit computation, the years of Credited Service of a full time Employee shall be the n amber of whole years, and fractions thereof, equal to one-twelfth of the number of full calendar months of his Credited Service."

      "3.2 Notwithstanding the foregoing Section 3.1, effective September 1, 1993, with respect to (and only with respect to) Employees with an Hour of Service on or after such date, the Credited Service of a Member who was a foreman for the Company prior to becoming a Member and who terminates service with the Company on or after such date, shall include service which (i) would have been credited but for the Employee's prior coverage by a collective bargaining agreement that does not provide for participation in the Plan and (ii) was taken into account under another retirement plan or plans maintained by the Company which provided for the participation of employees covered by a collective bargaining agreement (each, a "Predecessor Union Plan"); provided, however, that notwithstanding any other provision of the Plan, the Accrued Benefit of such a Member shall be reduced by the benefits accrued under any Predecessor Union Plan which are attributable to service that is counted as Credited Service. The Credited Service of a Member as determined pursuant to this Section 3.2 shall apply only to the calculation of such Member's Old Plan Benefit (if any) under Section 4. l(b) and percentage under Section 4. l(c)(ii) (if any); and provided, further, however, that, notwithstanding any provision of the Plan to the contrary, in no event shall any Member to whom this Section 3.2 applies receive retroactive crediting of any amount to his Cash Balance Account for service prior to becoming a Member."

2. Sections 3.2 and 3.3 (as in effect prior to this amendment) are renumbered as Sections 3.3 and 3.4.

      IN WITNESS WHEREOF, the Board of Directors has caused the foregoing amendment to the Plan to be executed by its duly authorized representative, effective as of June 1, 1998.


                                                       -------------------------
                                                       Name:


                                                       -------------------------
                                                       Witness:


                                                       -------------------------
                                                       Title:

                                                               Exhibit 10(c)(xi)

EXHIBIT A

                                Amendments To The
                     Employees' Cash Balance Retirement Plan
                            Of The Turner Corporation

1. Article 12 is amended effective July 1, 1998 by changing the title to read:

      "Employment with Affiliates, Joint Ventures, Foreign Subsidiaries, Predecessors and In a Capacity Other Than an Employee; Leaves of Absence; Leased Employees; Prior Employment With Acquired Companies"

2. Article 12 is further amended effective July 1, 1998 by adding the following paragraph at the end thereof:

      "12.8 Notwithstanding any provision of the Plan to the contrary, any period of employment with Auburndale Co., Inc., H.W. Pearce, Incorporated (or any subsidiary of H.W. Pearce, Incorporated), Lacona, Inc., On-Site Project Management, Inc., Service Products Buildings, Inc., or The Lathrop Company, Inc., (collectively referred to as "the Acquired Companies") by a person who became a Member immediately following the acquisition of any of the Acquired Companies by the Company shall be treated as Credited Service for purposes of determining the Member's Cash Balance Benefits. In addition, any such previous employment with the Acquired Companies shall be considered when determining whether the Member has an Hour of Service credited before April 1, 1991 for purposes of calculating the pay-based credit under Section 4.1(c). In no event shall this Section 12.8 be construed to require or permit any Member to receive an Old Plan Benefit."

3. The second sentence of the second paragraph of Section 13.8 is amended effective July 1, 1998 by deleting it in its entirety and substituting the following:

      "Except as provided in Section 12.8, in accordance with the Universal Plan, in the case of an Employee who is a Member in the Universal Plan at the time such Plan is merged into this Plan and who was a Member in the Universal Plan on January 1, 1983, any period prior to January 1, 1983 during which such Employee was employed by H.W. Pearce, Incorporated or any subsidiary of H.W. Pearce, Incorporated shall be treated as employment as an Employee hereunder for purposes of determining such Member's years of Credited Service, except that in no event shall any Credited Service be given for periods prior to July 1, 1976."

4. Appendix F is amended effective July 1, 1998 by inserting in alphabetical order the following Supplemental Retirement Benefits for the individuals listed below:

                                                      Monthly Supplemental
Social Security Number              Name                Retirement Benefit
----------------------              ----                ------------------
###-##-####                   Kenneth K. Butler             $3,425.00
###-##-####                   Jack D. Colboth                3,450.00
###-##-####                   William M. Kershner            1,172.76
###-##-####                   Robert J. Kuebler              2,019.00
###-##-####                   Robert L. Maxwell              3,962.50
099-28- 1470                  James H. Newman                  674.63
###-##-####                   Robert C. Riddle               1,041.39
###-##-####                   Robert J. Steele                 759.92
###-##-####                   Harold E. Stewart                520.55
###-##-####                   William O. Terry, Jr.          1,725.14

EXHIBIT B

                                Amendments To The
             Supplemental Executive Defined Benefit Retirement Plan
                            Of The Turner Corporation

1. The Appendix is amended effective July 1, 1998 by inserting in alphabetical order the following Supplemental Retirement Benefits for the individuals listed below:

                                                      Monthly Supplemental
Social Security Number              Name              Retirement Benefit
----------------------              ----              ------------------
###-##-####                   Kenneth K. Butler            $  977.52
###-##-####                   Jack D. Colboth                 361.40
###-##-####                   Robert L. Maxwell             1,508.31